AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "AGREEMENT") is made and entered into as of this 7th day of August, 2000 by and among EBIZ ENTERPRISES, INC., a Nevada corporation ("EBIZ"), LINUXMALL.COM, INC., a Delaware corporation ("LMI"), and LINUX MALL ACQUISITION, INC., a Delaware corporation ("MERGER SUB").

                                    RECITALS

          A. Ebiz and LMI have entered into a letter of intent reflecting each entity's desire that Ebiz acquire all of the outstanding capital stock and equity interests of LMI by means of a merger (the "Merger") of LMI with and into Merger Sub, a direct, wholly owned subsidiary of Ebiz.

          B. For federal income tax purposes, the parties intend that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE").

          C. The parties hereby set forth the terms, considerations and conditions of the Merger.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1
                         THE MERGER AND RELATED MATTERS

          1.1 THE MERGER.

          (a) At the Effective Time (as hereinafter defined) and subject to and upon the terms and conditions of this Agreement, LMI shall merge with and into Merger Sub in accordance with the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), the separate corporate existence of LMI shall cease and Merger Sub shall continue as the surviving corporation (the "SURVIVING CORPORATION"). The "EFFECTIVE TIME" shall occur upon the filing with the Delaware Secretary of State of a certificate of merger (the "CERTIFICATE OF MERGER") substantially in the form of Exhibit A attached hereto and executed in accordance with the applicable provisions of the DGCL, or at such later time as may be agreed to by Ebiz and LMI and specified in the Certificate of Merger. Provided that this Agreement has not been terminated pursuant to Article 9, the parties will cause the Certificate of Merger to be filed with the Delaware Secretary of State as soon as practicable after the Closing (as defined in Section 1.2 below).

          (b) The Merger shall have the effects set forth in Sections 259, 260 and 261 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of LMI shall vest in the Surviving Corporation, and all debts, liabilities and duties of LMI shall become the debts, liabilities and duties of the Surviving Corporation. If, at any time after the Effective Time, the Surviving Corporation considers or is advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or
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desirable to vest,  perfect or confirm of record or  otherwise in the  Surviving
Corporation its right, title or interest in, to or under any of the rights, properties, or assets of either LMI or Merger Sub, or otherwise to carry out the intent and purposes of this Agreement, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of each of LMI and Merger Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of LMI and Merger Sub, all such other actions and things as the Board of Directors of the Surviving Corporation may determine to be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the intent and purposes of this Agreement.

          1.2 CLOSING.

          The closing of the Merger (the "CLOSING") shall take place (i) at 9:00 a.m. (Mountain Standard Time) at the offices of Lewis and Roca, LLP, within ten business days following the date on which the last of the conditions set forth in Article 6 (other than the filing of the Certificate of Merger and other than any such conditions which by their terms are not capable of being satisfied until the Closing Date (as hereinafter defined) or thereafter) is satisfied or, when permissible, waived, or (ii) on such other date and at such other time or place as is mutually agreed by the parties hereto. The date on which the Closing occurs is hereinafter referred to as the "CLOSING DATE."

          1.3 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of Ebiz, Merger Sub, LMI or the holders of any of their respective securities:

          (a) Each share of common stock of LMI, par value $0.01 per share ("LMI COMMON STOCK") outstanding immediately prior to the Effective Time (other than those shares for which an election for dissenters' rights has been made as contemplated by Section 1.4) shall be converted into and represent the right to receive, and shall be exchangeable for, 2.2 validly issued, fully paid and non-assessable shares of common stock of Ebiz, par value $0.001 per share ("EBIZ COMMON STOCK").

          (b) Each share of Series A Preferred Stock of LMI (the "LMI SERIES A PREFERRED STOCK") or Series B Preferred Stock of LMI (the "LMI SERIES B PREFERRED STOCK"), each par value $0.01 per share (collectively, "LMI PREFERRED STOCK"), outstanding immediately prior to the Effective Time (other than those shares for which an election for dissenters' rights has been made as contemplated by Section 1.4) shall be converted into the number of validly issued, fully paid and non-assessable shares of Ebiz Common Stock equal to (i) with respect to the LMI Series A Preferred Stock, the product of (A) 2.2 multiplied by (B) the number of shares of LMI Common Stock into which each share of LMI Series A Preferred Stock is convertible immediately prior to the Effective Time and (ii) with respect to the LMI Series B Preferred Stock, the product of (A) 2.2 multiplied by (B) the number of shares of LMI Common Stock into which each share of LMI Series B Preferred Stock is convertible immediately prior to the Effective Time. Immediately prior to the Effective Time, all outstanding debentures of LMI issued before March 1, 2000 and a Designated Portion (as hereinafter defined) of the outstanding principal and interest of each debenture of LMI issued after March 1, 2000 shall be converted automatically into LMI Preferred Stock in accordance with the terms of such debentures. "DESIGNATED PORTION" shall mean 30.5%, unless the liquidation provisions contained in Article IV.B.2(b)(i) of the Certificate of Incorporation of LMI and Section 3(b)(i) of the Certificate of Designations of Series B Preferred Stock of LMI are waived, amended or otherwise rendered inapplicable to the Merger on or before the Closing Date, in which case Designated Portion shall mean 20%. All LMI Preferred Stock issued upon such conversion shall be converted into Ebiz Common Stock as provided above. The portion of outstanding principal and interest of each debenture of LMI issued after March 1, 2000 that remains unconverted immediately after the Effective Time, which portion shall be 69.5%, unless the liquidation provisions contained in Article IV.B.2(b)(i) of the Certificate of Incorporation of LMI and Section 3(b)(i) of the Certificate of Designations of Series B Preferred Stock of LMI are waived, amended or otherwise

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
rendered inapplicable to the Merger on or before the Closing Date, in which case such portion shall be 80%, shall be assumed by Ebiz at the Effective Time (the "ASSUMED LMI DEBENTURES") on the terms and conditions set forth in each such debenture; provided, however, that ninety days after the Effective Time, the Assumed LMI Debentures shall convert automatically into shares of Ebiz Common Stock on such a basis that there is issued with respect to each of the Assumed LMI Debentures the same number of shares of Ebiz Common Stock as would have been issued with respect to such Assumed LMI Debenture had it been converted into LMI Preferred Stock immediately prior to the Effective Time. Prior to the Closing, all outstanding convertible notes (the "CANOPY NOTES") issued to The Canopy Group, Inc. ("CANOPY") shall, at the election of Canopy and in accordance with the terms of the Canopy Notes, either be repaid by LMI or be converted into LMI Common Stock.

          (c) For purposes of this Agreement,  "MERGER CONSIDERATION" shall mean
(i) with respect to each share of LMI Common Stock, the number of shares of Ebiz Common Stock into which each share of LMI Common Stock is converted pursuant to
Section 1.3(a) of this Agreement, (ii) with respect to each share of LMI Preferred Stock, the number of shares of Ebiz Common Stock into which each share of LMI Preferred Stock is converted pursuant to Section 1.3(b) of this Agreement and (iii) with respect to the Assumed LMI Debentures, the number of shares of Ebiz Common Stock into which the Assumed LMI Debentures are to be converted pursuant to Section 1.3(b) of this Agreement.

          1.4 DISSENTING SHARES.

          (a) Notwithstanding anything to the contrary in this Agreement, if appraisal rights are available to holders of LMI Common Stock or LMI Preferred Stock pursuant to Section 262 of the DGCL ("SECTION 262"), each outstanding share of LMI Common Stock or LMI Preferred Stock, the holder of which has demanded and perfected his demand for appraisal of the fair value of such shares in accordance with Section 262 and has not effectively withdrawn or lost his right to such appraisal (the "DISSENTING SHARES"), shall not be converted into or represent a right to receive the Merger Consideration, but the holder thereof shall be entitled only to such rights as are granted by Section 262. LMI shall give Ebiz prompt written notice upon receipt of any such written demands for appraisal of the fair value of shares of LMI Common Stock or LMI Preferred Stock and of withdrawals of such demands and any other instruments provided pursuant to Section 262 (any stockholder duly making such demand being hereafter called a "DISSENTING STOCKHOLDER"). Each Dissenting Stockholder who becomes entitled, pursuant to the provisions of Section 262, to payment for his shares of LMI Common Stock or LMI Preferred Stock shall receive payment therefor from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or at the times and in the amounts required by Section 262), and such shares of LMI Common Stock or LMI Preferred Stock, as the case may be, shall be cancelled.

          (b) If any holder of shares of LMI Common Stock or LMI Preferred Stock who demands appraisal of the fair value of his shares under Section 262 shall effectively withdraw or lose (through failure to perfect or otherwise) his right to such appraisal, the shares of LMI Common Stock or LMI Preferred Stock of such holder shall be converted into a right to receive the Merger Consideration.

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
          1.5 EXCHANGE OF SHARE CERTIFICATES.

          (a) As soon as practicable after the Effective Time and surrender to Ebiz of any certificate (a "CERTIFICATE") that immediately prior to the Effective Time represented any shares of LMI Common Stock or LMI Preferred Stock, Ebiz shall, subject to Section 1.5(c) and Article 10, if such Certificate represented shares of stock which were converted in the Merger into the right to receive the Merger Consideration, distribute to the person in whose name such Certificate shall have been issued, a certificate registered in the name of such person representing the Merger Consideration payable in respect of such shares. Each Certificate so surrendered shall forthwith be cancelled.

          (b) As soon as practicable after the conversion of the Assumed LMI Debentures pursuant to Section 1.3(b), Ebiz shall, subject to Section 1.5(c) and
Article 10, distribute to the holders of Assumed LMI Debentures, a certificate registered in the name of each such holder representing the Merger Consideration payable in respect of the conversion of the Assumed LMI Debentures.

          (c) At and after the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of shares of LMI Common Stock, LMI Preferred Stock or Assumed LMI Debentures that were converted into the right to receive the Merger Consideration. Each share of Ebiz Common Stock into which shares of LMI Common Stock or LMI Preferred Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time. Each share of Ebiz Common Stock into which the Assumed LMI Debentures shall be converted in connection with the Merger shall be deemed to have been issued at the time such conversion occurs pursuant to Section 1.3(b).

          1.6 WARRANTS; STOCK OPTIONS.

          (a) Upon the Effective Time, Ebiz shall assume LMI's obligations under the warrants issued by LMI ("LMI WARRANTS"), a list of which is contained in
Schedule 3.5 and pursuant to the terms of the LMI Warrants, each warrant shall be exercisable for the number of shares of Ebiz Common Stock to which the holder of such warrant would have been entitled to receive in the Merger if such holder had exercised its LMI Warrant immediately before the Merger.

          (b) Upon the Effective Time, Ebiz shall assume all outstanding stock options of LMI (the "LMI STOCK OPTIONS"), a list of which is contained in
Schedule 3.5, with adjustment in the number and exercise price as set forth in the terms of the LMI Stock Options, and such LMI Stock Options shall be exercisable for shares of Ebiz Common Stock.

          1.7 TAX FREE MERGER. The cancellation of shares of LMI Common Stock and LMI Preferred Stock issued prior to Closing in exchange for Ebiz Common Stock is intended to qualify as a reorganization within the meaning of ss.368(a) of the Code. The parties hereto will perform and refrain from performing all acts as required by the Code and all rules, regulations or judicial interpretations thereof as necessary to cause this transaction to be treated as a reorganization as stated above, to the extent such treatment is available without altering the terms of this Agreement.

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
                                    ARTICLE 2
                                ADDITIONAL TERMS

          2.1 EXECUTIVE MANAGEMENT. Upon consummation of the Merger, the executive management of Ebiz shall be:

       Jeffrey Rassas                     Chairman and President
       David Shaw                         Chief Executive Officer
       Stephen Herman                     Chief Marketing Officer
       Ray Goshorn                        Chief Financial Officer

At the Closing, Ebiz shall offer to enter into Employment Agreements with such persons substantially in the form attached as Exhibit B hereto.

          2.2 BOARD OF DIRECTORS. Upon consummation of the Merger, Ebiz shall cause the number of members of its Board of Directors to equal seven. Ebiz shall fill 5 of such 7 directorships by appointing 2 inside Directors as directed by LMI acting through its Chief Executive Officer and 3 outside Directors as mutually agreed upon by Ebiz and LMI acting through their respective Chief Executive Officers (collectively the "APPOINTED DIRECTORS"). Each such Director shall be appointed to hold office until a successor is properly elected and qualified. At the next annual or special meeting of Ebiz shareholders following the Merger at which an election of Directors is properly held, Ebiz shall nominate the Appointed Directors along with the Directors of Ebiz as of the Closing for election to the Board of Directors of Ebiz, and shall not nominate any other person for a Director position. At Closing, the principal shareholders of Ebiz and LMI shall execute a Shareholder Voting Agreement and Proxy in substantially the form attached as Exhibit C hereto. As used herein, "principal shareholder" means any holder of 10% or more of the authorized and outstanding shares, as of the Closing, of LMI Common Stock or Ebiz Common Stock.

          2.3  NAME OF  SURVIVING  CORPORATION:  CERTIFICATE  OF  INCORPORATION;
BYLAWS

          (a) At the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by Delaware law.

          (b) At the Effective Time, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by Delaware law.

          2.4 REGISTRATION RIGHTS/LOCK-UP.

          (a) At the Closing, Ebiz shall enter into a Registration Rights Agreement (the "REGISTRATION RIGHTS Agreement") with each of the shareholders of LMI, substantially in the form attached as Exhibit D hereto. Upon the conversion of the Assumed LMI Debentures pursuant to Section 1.3(b), Schedule A to the Registration Rights Agreement shall be automatically amended to list each holder of an Assumed LMI Debenture as a "Shareholder" with respect to the Ebiz Common Stock received by such holder in connection with the conversion.

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
          (b) At the Closing, Ebiz shall cause each of Stephen Herman and Jeffrey Rassas to execute and deliver a lock-up agreement (the "LOCK-UP AGREEMENT") substantially in the form attached as Exhibit E hereto.

                                    ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF LMI

     LMI hereby represents and warrants to Ebiz as follows:

          3.1 ORGANIZATION, CAPACITY AND AUTHORITY.

          (a) LMI has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the full corporate power and authority to own its properties and to carry on its business as now being conducted. LMI is duly qualified and in good standing as a foreign corporation in the states set forth on Schedule 3.1(a) hereto and is not required to qualify in any other state as a foreign corporation, where the failure to do so would have a material adverse effect on its conduct of business. LMI has full corporate power and authority to enter into this Agreement and, subject to obtaining the approval of LMI's stockholders, to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of LMI and no other corporate proceeding on the part of LMI is necessary to authorize this Agreement or the transactions contemplated hereby other than the approval of this Agreement and the transactions contemplated hereby by LMI's stockholders and holders of LMI debentures.

          (b) Except as set forth on Schedule 3.1(b), LMI does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

          3.2 NO CONFLICT, BREACH OR DEFAULT. The execution and delivery of this Agreement and the performance by LMI of the terms hereof do not (a) assuming the approval of this Agreement and the transactions contemplated hereby by LMI's stockholders, conflict with or result in a violation of the Certificate of Incorporation or Bylaws of LMI, (b) violate any order, writ, judgment or decree to which LMI is a party or is subject, or (c) conflict with or result in a violation of, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of LMI under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, lease, license, agreement or other instrument or obligation to which LMI is bound or by which LMI or any of its properties or assets may be bound except, in the case of this clause (c), where such conflict, violation, default, termination, cancellation or acceleration would not, individually or in the aggregate, have a material adverse effect on the transactions contemplated hereby or on the business, assets, results of operations, financial condition or prospects ("MATERIAL ADVERSE EFFECT") of LMI.

          3.3 APPROVALS AND CONSENTS. Except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and except as set forth on Schedule 3.3 hereto, no approval, authorization, consent, exemption, registration, filing or other action by or filing with any governmental authority is required in connection with the execution and delivery by LMI of this Agreement or the transactions contemplated herein.

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          3.4 VALID OBLIGATION.  This Agreement  constitutes a legal,  valid and binding obligation of LMI enforceable against LMI in accordance with its terms, except that (a) the enforceability of the same may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          3.5 CAPITAL STOCK OF LMI. The authorized capital stock of LMI consists of 25,000,000 shares of common stock, $.01 par value, of which 2,651,662 shares are issued and outstanding and 15,000,000 shares of preferred stock, $.001 par value, of which (i) 2,400,000 shares have been designated as Series A Preferred Stock of which no shares are outstanding, (ii) 8,600,000 shares have been designated as Series B Preferred Stock of which no shares are outstanding and
(iii) 4,000,000 shares are undesignated of which no shares are outstanding. LMI has awarded options to purchase 559,250 shares of common stock under the 2000 Incentive Stock Option Plan. All the outstanding shares of common stock of LMI have been duly and validly authorized and issued, and are fully-paid and non-assessable, and there exist no preemptive rights of any present or former stockholders of the common stock. Except as set forth on Schedule 3.5, LMI has no other outstanding securities convertible into or exercisable for its capital stock and no other agreements of any nature whatsoever whereby LMI may, under any circumstances, be obligated to issue, sell, repurchase or redeem additional shares of capital stock.

          3.6 LMI FINANCIAL STATEMENTS.

          (a) Schedule 3.6(a) hereto sets forth a listing of financial statements of LMI delivered to Ebiz (collectively, the "LMI FINANCIAL STATEMENTS"). The LMI Financial Statements are true, accurate and complete and present fairly the financial position of LMI as of the dates stated and the results of the operations of LMI for the periods stated.

          (b) LMI has no liabilities or obligations of a material nature (whether accrued, absolute, asserted, unasserted, known, unknown, contingent or otherwise) except for those described in the most current LMI Financial Statements ("CURRENT LMI FINANCIAL STATEMENTS"), described in Schedule 3.6(b) hereto or otherwise disclosed to Ebiz.

          3.7 BOOKS AND RECORDS. The books and records of LMI are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The books and records, financial and otherwise, of LMI accurately set out and disclose the financial position of LMI, and all transactions of LMI have been accurately recorded in such books and records. The minute books of LMI contain accurate and complete records of all meetings held of, and all material corporate actions taken by, its shareholders or Board of Directors or any committee of its Board of Directors.

          3.8 REGULATORY FILINGS. LMI has heretofore filed all reports, registration statements and schedules as required pursuant to any applicable law except where the failure to make such filings has not had and could not be reasonably expected to have a Material Adverse Effect on LMI. All such filings by LMI complied as of their respective dates in all material respects with the applicable requirements of such laws and the rules and regulations adopted thereunder.

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          3.9  ABSENCE OF CERTAIN  CHANGES  AND  EVENTS.  Except as set forth in
Schedule 3.9, since the date of the most current LMI Financial Statements delivered to Ebiz, there has not been any change in the affairs, prospects, condition (financial or otherwise, or arising as a result of any legislative or regulatory change), operations, liabilities, earnings or business of LMI which has had or reasonably could be expected to have, individually or in the aggregate with other changes, a Material Adverse Effect on LMI.

          3.10 NO BREACH OF STATUTE,  DECREE OR ORDER.  Except as  disclosed  in
Schedule 3.10, LMI is not in default under, or in violation in any material respect of, any material applicable statute, law, ordinance, decree, order, rule or regulation of any state or federal regulatory agency or any other governmental body, and the consummation of this Agreement and the transactions contemplated hereby will not constitute or result in any such default, breach or violation. Except as set forth in Schedule 3.10, there is no known or suspected material action or proceeding by any governmental body pending or threatened against LMI relating to the conduct of its business, and, to the best of LMI's knowledge, there is no basis for any such action or proceeding.

          3.11 LITIGATION. Except as described in Schedule 3.11 or otherwise similarly disclosed to Ebiz, there is no suit, claim, action, proceeding or governmental investigation now pending or threatened, nor, to the best of LMI's knowledge, is there any condition or set of facts which will give rise to any litigation, against LMI before any court, administrative or regulatory body or any governmental agency arising out of or relating to any aspect of the business, or any part of the properties, of LMI, or concerning the transactions contemplated by this Agreement. Except as disclosed in Schedule 3.11, there are no decrees, injunctions or orders of any court or governmental department or agency outstanding or threatened against LMI relating to any aspect of its business or any part of its properties or that could prevent consummation of the transactions contemplated by this Agreement.

          3.12 EMPLOYEE BENEFIT PLANS; EMPLOYEE MATTERS.

          (a) Except for the plans and arrangements set forth on Schedule 3.12(a) (the "LMI PLANS"), neither LMI nor any member of the LMI Controlled Group (as hereinafter defined) now maintains, has ever maintained or contributed to, or has any plans or commitments for, any employee benefit plans (as such term is defined in ss. 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any other retirement, pension, stock option, stock appreciation right, profit sharing, incentive compensation, deferred compensation, savings, thrift, vacation pay, severance pay, or other employee compensation or benefit plan, agreement, practice, or arrangement, whether written or unwritten, whether or not legally binding. For purposes of this Agreement, "LMI CONTROLLED GROUP" means a controlled or affiliated group within the meaning of Code ss. 414(b), (c), (m), or (o) of which LMI is a member. LMI has made available to Ebiz correct and complete copies of all LMI Plans (including a detailed written description of any LMI Plan that is unwritten, including a description of eligibility criteria, participation, vesting, benefits, funding arrangements and assets and any other provisions relating to
LMI) and, with respect to each LMI Plan, a copy of each of the following: (i) the most recent favorable determination letter issued by the Internal Revenue Service, (ii) materials submitted to the Internal Revenue Service in support of a pending determination letter request, (iii) the most recent letter issued by the Internal Revenue Service recognizing tax exemption, (iv) each insurance contract, trust agreement, or other funding vehicle, (v) the three most recently filed Forms 5500 plus all schedules and attachments, and (vi) each summary plan description or other general explanation or communication distributed or otherwise provided to employees with respect to each LMI Plan that describes the terms of the LMI Plan.

          (b) Each LMI Plan has at all times been in compliance, in form and in operation, in all material respects with all applicable requirements of law and regulations, including without limitation, ERISA.

          (c) With respect to each LMI Plan, there are no actions, suits, grievances, arbitrations or other manner of dispute, or claims with respect to any LMI Plan (except for routine claims for benefits made in the ordinary course of plan administration for which plan administrative procedures have not been exhausted) pending, threatened or imminent against or with respect to any LMI Plan, any plan sponsor, or any fiduciary (as such term is defined in ERISA ss. 3(21)) of such LMI Plan, and LMI has no knowledge of any facts that could give rise to any action, suit, grievance, arbitration or other manner of dispute, or claim.

          (d) Neither LMI nor any member of the LMI Controlled Group has any liability for post-retirement welfare benefits except for the continuation coverage required by Code ss. 4980B.

          (e)  The  consummation  of  the  transactions   contemplated  by  this
Agreement will not result in any "excess parachute payments" within the meaning of Code ss. 280G.

          (f) No LMI Plan provides retiree medical or retiree life insurance benefits to any person and LMI is not contractually or otherwise obligated (whether or not in writing) to provide any person with life insurance or medical benefits upon retirement or termination of employment, other than as required by the provisions of Sections 601 through 608 of ERISA and Section 4980B of the Code.

          (g) Schedule 3.12(g) sets forth a true and complete list of each of the following agreements, arrangements and commitments to which LMI is a party or by which it may be bound (the "LMI EMPLOYMENT CONTRACTS"): (i) each employment, consulting, agency or commission agreement not terminable without liability to LMI upon 60 days' or less prior notice to the employee, consultant or agent and involving compensation or remuneration of more than $50,000 per annum; (ii) each labor union or collective bargaining agreement; (iii) each agreement with any executive officer or other key employee of LMI the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving LMI of the nature contemplated by this Agreement; (iv) each agreement with respect to any officer or other key employee of LMI providing any term of employment or compensation guarantee extending for a period longer than one year; and (v) each equity incentive plan and each other agreement or plan any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. True and complete copies of each LMI Employment Contract have been made available to Ebiz.

          3.13 PERMITS AND LICENSES. LMI has such permits, licenses and authorities as required by any governmental authority with jurisdiction over LMI with respect to its business as currently conducted and to own or lease, operate and use its assets and properties, except where the failure to have such permits, licenses or authorities has not had and could not reasonably be expected to have a Material Adverse Effect on LMI. Except as may be expressly permitted by the terms of this Agreement or otherwise disclosed in this Agreement or any schedule hereto, the business of LMI as presently conducted in any jurisdiction complies in all material respects with all known and suspected applicable legal requirements of such jurisdiction, all known and suspected requisite governmental approvals have been duly obtained and are in full force and effect, and there is no basis for any governmental body to deny or rescind any approval for the conduct of the business of LMI.

          3.14 MATERIAL CONTRACTS. Attached hereto as Schedule 3.14 is a list of all contracts of LMI ("LMI MATERIAL CONTRACTS") (a) for an aggregate payment by or to it of more than $10,000, (b) extending for a term beyond 12 months, (c) relating to the acquisition or disposition of any material asset or any interest in any business enterprise, (d) containing a guaranty of liabilities or obligations of others, (e) containing any covenant limiting the freedom of LMI to engage in any line of business or to compete with any person or entity or (f) for all policies of insurance in force as of the date hereof. True and complete copies of all LMI Material Contracts have been made available to Ebiz. LMI has fulfilled, or taken all actions necessary to enable it to fulfill when due, its obligations under each of such contracts. All parties thereto have complied in all material respects with the provisions thereof and no party is in breach or violation of, or in default under such contracts.

          3.15 TAX Matters.

          (a) All Returns (as hereinafter defined) required to be filed by LMI have been duly filed on a timely basis and all Returns filed by or on behalf of LMI (including all attached statements and schedules) are true, complete and correct in all respects, except for such failures to file and failures to be true, complete and correct as would not, individually or in the aggregate, have a Material Adverse Effect on LMI. No claim has been made or threatened in writing by any jurisdiction where LMI does not file returns that LMI is or may be subject to Taxes in that jurisdiction. All Taxes (as hereinafter defined) shown to be payable on such Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, except to the extent any nonpayment is reflected as a liability on the LMI Financial Statements. No other Taxes are payable by LMI with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns), except for such Taxes as would not, individually or in the aggregate, have a Material Adverse Effect on LMI.

          (b) LMI has withheld and paid over all Taxes required to have been withheld and paid over (including any estimated taxes), and has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party, except for such failures to withhold or pay over and such failures to comply as would not, individually or in the aggregate, have a Material Adverse Effect on LMI.

          (c) No Return filed by or on behalf of LMI contains any position that is or would be subject to penalties under section 6602 of the Code and the Regulations thereunder (and any corresponding provision of state, local or foreign law).

          (d) There are no liens on any of the assets of LMI with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that are being contested in good faith through appropriate proceedings and for which appropriate reserves have been established, except for such liens as would not, individually or in the aggregate, have a Material Adverse Effect on LMI.

          (e) Except as disclosed on Schedule 3.15(e), LMI has never been included in an affiliated group of corporations, within the meaning of section 1504 of the Code and never been a member of any combined or unitary group.

          (f) LMI has furnished Ebiz with true and complete copies of: (i) all Returns of LMI for all periods since May 30, 1998, and (ii) all tax audit reports, work papers, statements of deficiencies or closing or other agreements received by LMI or on its behalf relating to Taxes.

          (g) LMI does not do business in, or derive a material amount of income from, any state, local, territorial or foreign taxing jurisdiction other than those for which Returns have been furnished to Ebiz.

          (h) Except for items disclosed on Schedule 3.15(h) attached hereto:

               (i)  None  of the  Returns  of LMI has  ever  been  audited  by a governmental or taxing authority and there are no audits, inquiries, investigations or examinations relating to any such Returns pending or, to the knowledge of LMI, threatened in writing.

               (ii) No deficiencies exist or have been asserted in writing with respect to Taxes of LMI and no written notice has been received by LMI with respect to the failure to file any Return or pay any Taxes.

               (iii) LMI is not a party to any action or proceeding for assessment or collection of Taxes, nor has any such action or proceeding been asserted or, to the knowledge of LMI, threatened in writing against it or any of its assets.

               (iv) No extension of time to file any Return (which has not been filed) has been requested by or granted to LMI. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of LMI.

               (v) LMI is not (and has never been) a party to any tax sharing agreement, tax indemnity agreement, tax allocation agreement, or similar arrangement with any person.

               (vi) No action has been taken that would have the effect of deferring any significant liability for Taxes of LMI from a period prior to Closing to a period after Closing.

               (vii) LMI has never been an "S corporation" under the Code.

               (viii) LMI's liability for unpaid Taxes for all periods ending on or before May 31, 2000 determined according to generally accepted accounting principles ("GAAP") does not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) on the LMI financial statements as of that date, and the amount of LMI's liability for unpaid Taxes for all periods ending on or before the Closing Date determined on a GAAP basis will not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) as such accruals will be reflected on the balance sheet of LMI as of the Closing Date, except to the extent any excess of such Taxes over the relevant current liability accrual amount would not have a Material Adverse Effect on LMI.

          (i) Subject to the items disclosed on Schedule 3.15(h) attached hereto:

               (i) LMI is not required to treat any asset as owned by another person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code.

               (ii)  LMI  has  not  entered   into  any   agreement,   contract,
arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any amount subject to the provisions of Section 280G or Section 4999 of the Code or any similar provision of state, local or foreign tax law.

               (iii) LMI has not made an election under Section 338 of the Code and no action has been taken that would result in any income tax liability to LMI as a result of a deemed election within the meaning of Section 338 of the Code.

               (iv) No consent under Section 341(f) of the Code has been filed with respect to LMI.

               (v) LMI has not disposed of any property that is currently or was previously being accounted for under the installment method.

               (vi) Within the last five years, LMI has not agreed to make, and has not been required to make, any adjustment under Code Section 481 by reason of a change in accounting method or otherwise.

               (vii)  LMI  is  not  a  United  States  real   property   holding
corporation within the meaning of Section 897(c)(2) of the Code and Ebiz is not required to withhold any amount on the acquisition of the shares of LMI.

               (viii) LMI has not made and will not make a deemed dividend election under Treas. Reg.ss. 1.1502-32(f)(2) or a consent dividend under
Section 565 of the Code.

               (ix) None of the assets or operations of LMI is subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for federal income tax purposes.

               (x) LMI has not made any election comparable to those described in this section under any state, local or foreign tax laws nor is it required to apply any rules comparable to those described in this Section under any state, local or foreign tax laws.

               (xi) The transactions contemplated hereby are not subject to the tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code, or of any other provision of law.

          (j) Schedule 3.15(j) contains information that is accurate and complete in all material respects with respect to: (A) all tax elections in effect with respect to LMI; (B) the current tax basis of the assets of LMI broken out by asset class; (C) the net operating losses of LMI by taxable year;
(D) the net capital losses of LMI by taxable year; and (E) the overall foreign losses of LMI under Section 904(f) of the Code that are subject to recapture.

          (k) There are no transfer taxes (exclusive of income taxes) that will become due and payable as a result of the Merger under Colorado, Delaware or federal law.

          (l) "TAXES" as used in this Agreement means all taxes, however denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, imposed by any governmental authority, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes, payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, value added taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, escheat amounts, stamp taxes, environmental taxes, severance taxes, production taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing.

          (m) "RETURNS" as used in this Agreement means all returns, declarations, reports, forms, claims for refund, estimates, information returns and statements and other documentation, including amendments, required to be maintained or filed with or supplied to any governmental authority in connection with any Taxes.

          3.16 TITLE TO PROPERTIES. Except as disclosed in Schedule 3.16, LMI has good and marketable title, free and clear of any mortgage, pledge, lien, charge or other encumbrance, to all of its real and/or personal property and other assets whether reflected on the Current LMI Financial Statements or otherwise, or acquired by it subsequent to the date thereof or used by it in the ordinary course of its business, except for (a) liens or encumbrances on such property or assets described in the Current LMI Financial Statements, (b) liens for current taxes not yet due and payable, (c) such imperfections of title and encumbrances, if any, as are not material in character, amount or extent and do not detract from the value or interfere with the present or presently contemplated future use of the properties subject thereto or affected thereby, and (d) acquisitions and dispositions in the ordinary course of business. LMI enjoys peaceable and undisturbed possession under all material leases under which it is operating, and all of its premises which are leased, are in good condition and repair and are suitable for the purposes for which such premises are being utilized. LMI has not received any notice of violation of any applicable zoning ordinance or other law, order, regulation or requirement relating to its operations or to its owned or leased properties.

          3.17. ENVIRONMENTAL MATTERS. To the best knowledge of LMI, LMI has duly complied with, and the operation of its business, equipment and other assets and the facilities owned or leased by LMI are in compliance with the provisions of all applicable federal, state and local environmental, health and safety laws, statutes, ordinances, rules and regulations of any governmental or quasi governmental authority relating to (i) errors or omissions, (ii) discharges to the atmosphere, soils, surface water or ground water, (iii) solid or liquid waste disposal, (iv) the use, storage, generation, handling, transport, discharge, release or disposal of toxic or hazardous substances or waste, (v) the emission of non-ionizing electromagnetic radiation or (vi) other environmental, health or safety matters, including without limitation, all maters set forth in the Comprehensive Environmental Response, Compensation and Liability Act, as amended; the Occupational Safety and Health Act; the Resource Conservation Recovery Act of 1976; the Federal Water Pollution Control Act of 1970; the Safe Drinking Water Act of 1974; the Toxic Substances Control Act of 1976; the Occupational Safety and the Clean Air Act, as amended (collectively, "ENVIRONMENTAL AND HEALTH LAWS"). To the knowledge of the Company, there are no investigations, administrative proceedings, judicial actions, orders, claims or notices that are pending, anticipated or threatened against LMI relating to violations of the Environmental and Health Laws. The Company has not received a notice of, and does not know or have any reason to suspect, facts which constitute a violation of any Environmental and Health Laws which relate to the use, ownership or occupancy of any property or facilities used by LMI in connection with the operation of its business or any activity of the business of LMI which would result in a violation or threatened violation of any Environmental or Health Laws.

          3.18 INTELLECTUAL PROPERTY.

          (a) LMI owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, trade dress, business names, product names, logos, slogans, domain names, technology, processes, schematics, know-how, trade secrets, computer software programs or applications (in both source code and object code form), design and program documentation, analysis, data flow diagrams, website content and all other tangible or intangible proprietary information or material ("INTELLECTUAL PROPERTY") used in the business of LMI as currently conducted, except to the extent that the failure to have such rights has not and could not reasonably be expected to have a Material Adverse Effect on LMI.

          (b) Schedule 3.18 (b) lists: (i) all patents and patent applications and all registered and unregistered trademarks, trade names and service marks, registered domain names and registered and unregistered copyrights, which LMI considers to be material to its business and included in the Intellectual Property, including the jurisdictions in which each such Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed, (ii) all material licenses, sublicenses and other agreements as to which LMI is a party and pursuant to which any person is authorized to use any Intellectual Property, and (iii) all material licenses, sublicenses and other agreements as to which LMI is a party and pursuant to which LMI is authorized to use any third party patents, trademarks or copyrights, including software ("LMI THIRD PARTY INTELLECTUAL PROPERTY RIGHTS"), in each case which are incorporated in, are, or form a part of any product or service of LMI.

          (c) To the knowledge of LMI, there has not been and currently is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property or any trade secret of LMI, or any LMI Third Party
Intellectual Property Right, by any third party, including any employee or former employee of LMI. LMI has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders arising in the ordinary course of business, or contained in license agreements relating to Intellectual Property licensed to or by LMI in the ordinary course of business.

          (d) LMI is not, and will not be as a result of the execution and delivery of this Agreement or the performance of LMI's obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Intellectual Property or LMI Third Party Intellectual Property Rights, the breach of which could have a Material Adverse Effect on LMI.

          (e) All patents, registered trademarks, service marks, registered domain names and copyrights held by LMI are valid and subsisting. LMI (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, domain names, copyrights or violation of any trade secret or other proprietary right of any third party and (ii) has not brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party. To the knowledge of LMI, the manufacture, marketing, licensing or sale of the products and services of LMI does not infringe any patent, trademark, service mark, copyright, trade secret, domain name or other proprietary right of any third party.

          (f) LMI has secured valid written assignments from all consultants and employees who contributed to the creation or development of Intellectual Property of the rights to such contributions that LMI does not already own by operation of law.

          3.19 CONDITIONS AND SUFFICIENCY OF ASSETS. All real property and equipment of LMI are structurally sound and in good operating condition and repair and are adequate for the uses thereof. None of the real property or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repair that are not material. The real property and equipment are sufficient for the continued conduct of the business of LMI.

          3.20 ACCURACY OF STATEMENTS. LMI has disclosed to Ebiz all facts required to be disclosed by this Agreement and material to the liabilities, assets, business, prospects, conditions, organization and operations (financial and otherwise) of LMI. Neither this Agreement nor any exhibit or schedule hereto nor any certificate, document, instrument or information furnished or to be furnished by LMI to Ebiz in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omit or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading.

          3.21 BROKERS' AND FINDERS' FEES. Except for commissions or fees payable to Chase Securities, Inc., LMI has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF EBIZ
                                 AND MERGER SUB

          Ebiz and Merger Sub hereby represent and warrant to LMI as follows:

          4.1 (a) ORGANIZATION AND AUTHORITY OF EBIZ. Ebiz has been duly organized and is validly existing and in good standing under the laws of the State of Nevada and has the full corporate power and authority to own its properties and to carry on its business as now being conducted. Ebiz is duly qualified and in good standing as a foreign corporation in the states set forth on Schedule 4.1(a) hereto and is not required to qualify in any other state as a foreign corporation, where the failure to do so would have a material adverse effect on its conduct of business. Ebiz and Merger Sub have full corporate power and authority to enter into this Agreement and to perform their respective obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by the respective Boards of Directors of Ebiz and Merger Sub and no other corporate proceedings on the part of Ebiz or Merger Sub are necessary to authorize this Agreement and the transactions contemplated hereby.

          (b) EBIZ SUBSIDIARIES. Each wholly or partially owned subsidiary (singularly "SUBSIDIARY" and collectively, the "SUBSIDIARIES") of Ebiz, including Merger Sub, is set forth on Schedule 4.1(b) hereto. Each Subsidiary has been duly organized and is validly existing and in good standing under the laws of its state of organization as set forth in Schedule 4.1(b) and has the full corporate power and authority to own its properties and to carry on its business as now being conducted. Each Subsidiary is duly qualified as a foreign corporation in the states set forth on Schedule 4.1(b) and is not required to qualify in any other state as a foreign corporation, where the failure to do so would have a material adverse effect on its conduct of business. Except as noted on Schedule 4.1(b), Ebiz owns 100% of the outstanding equity interest of each of the Subsidiaries.

          4.2 NO CONFLICT, BREACH OR DEFAULT. The execution and delivery of this Agreement and the performance by Ebiz and Merger Sub of its terms do not (a) conflict with or result in a violation of the articles of incorporation or bylaws or other organizational documents of Ebiz or any Subsidiary, (b) violate any order, writ, judgment or decree to which Ebiz or any Subsidiary is a party or is subject, or (c) conflict with or result in a violation of, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Ebiz or any Subsidiary under, any of the terms, conditions or provisions of any note, bond mortgage, indenture, deed of trust, lease, license, agreement or other instrument or obligation to which Ebiz or any Subsidiary is bound or by which Ebiz or any Subsidiary or any of their properties or assets may be bound, except, in the case of this clause (c), where such conflict, violation, default, termination, cancellation or acceleration would not individually or in the aggregate, have a Material Adverse Effect on Ebiz.

          4.3 APPROVALS AND CONSENTS. Except as set forth on Schedule 4.3 hereto, no approval, authorization, consent, exemption, filing, registration or other action by or filing with any governmental authority is required in connection with the execution and delivery by Ebiz and Merger Sub of this Agreement or the transactions contemplated herein or therein.

          4.4 VALID OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of Ebiz and Merger Sub enforceable against each of them in accordance with its terms, except that (a) the enforceability of the same may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          4.5 VALIDLY ISSUED SHARES; SECURITIES ACT EXEMPTION; BLUE SKY.

          (a) Upon issuance, all Ebiz Common Stock to be issued to the shareholders of LMI in exchange for the LMI Common Stock and LMI Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable outstanding shares of the capital stock of Ebiz.

          (b) The issuance of the Ebiz Common Stock to the shareholders of LMI pursuant to the terms of this Agreement constitutes a transaction exempt from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT").

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
          (c) Ebiz has obtained all necessary Blue Sky law permits and qualifications, or has available exemptions therefrom, for the issuance of the Ebiz Common Stock to the shareholders of LMI pursuant to the terms of this Agreement.

          4.6 CAPITAL STOCK OF EBIZ AND MERGER SUB. The authorized capital stock of Ebiz consists of 70,000,000 shares of common stock and 5,000,000 shares of preferred stock of which 9,041,166 shares of common stock and 7,590 shares of preferred stock designated as its Series A 10% Convertible Preferred are outstanding. An additional 575,732 shares of common stock have been reserved for issuance upon the exercise of outstanding warrants. Ebiz has awarded options to purchase 761,700 shares of common stock under its 1998 Equity Incentive Plan and has additional options to purchase 850,000 shares of common stock outstanding. The authorized capital stock of Merger Sub consists of 1000 shares of common stock, 100 of which are issued and outstanding. All of the issued and outstanding shares of Merger Sub are owned by Ebiz. All the outstanding shares of common stock of Ebiz and Merger Sub are duly and validly authorized and issued, fully-paid and non-assessable, and there exist no preemptive rights of any present or former stockholders of the common stock. Except as set forth in
Schedule 4.6, Ebiz has no other outstanding securities convertible into or exercisable for its capital stock and no other agreements of any nature whatsoever whereby Ebiz may, under any circumstances, be obligated to issue, sell, repurchase or redeem shares of its capital stock. Ebiz has a sufficient number of Ebiz Common Stock authorized to issue the Merger Consideration at the Effective Time and to fulfill the obligations under the LMI Warrants and the LMI Stock Options that are to be assumed by Ebiz at the Effective Time.

          4.7 EBIZ FINANCIAL STATEMENTS.

          (a)  Schedule   4.7(a)  hereto  sets  forth  a  listing  of  financial
statements of Ebiz delivered to LMI (collectively, the "EBIZ FINANCIAL STATEMENTS"). The Ebiz Financial Statements are true, accurate and complete and present fairly the consolidated financial position of Ebiz and its Subsidiaries as of the dates stated and the results of the operations of Ebiz and its Subsidiaries for the periods stated and have been prepared in accordance with GAAP, consistently applied with all adjustments as mandated by any agency or other authority.

          (b) Neither Ebiz nor its Subsidiaries have any liabilities or obligations of a material nature (whether accrued, absolute, asserted, unasserted, known, unknown, contingent or otherwise) except for those disclosed in the most current Ebiz Financial Statements ("CURRENT EBIZ FINANCIAL STATEMENTS") or in Schedule 4.7(b) hereto.

          4.8 BOOKS AND RECORDS. The books and records of Ebiz and of each Subsidiary are complete and correct and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including the maintenance of an adequate system of internal controls. The books and records, financial and otherwise, of Ebiz and each Subsidiary accurately set out and disclose the financial position of Ebiz and of each Subsidiary, and all transactions of Ebiz and of each Subsidiary have been accurately recorded in such books and records in accordance with GAAP. The minute books of Ebiz and of each Subsidiary contain accurate and complete records of all meetings held of, and all material corporate actions taken by, the shareholders, Board of Directors or any committee of the Board of Directors of Ebiz or such Subsidiaries.

          4.9 REGULATORY FILINGS. Ebiz and each Subsidiary has heretofore filed all reports, registration statements and schedules as required pursuant to any applicable law except where the failure to make such filings has not had and could not be reasonably expected to have a Material Adverse Effect on Ebiz. All such filings by Ebiz and each such Subsidiary complied as of their respective dates in all material respects with the applicable requirements of such laws and the rules and regulations adopted thereunder.

          4.10  ABSENCE OF CERTAIN  CHANGES AND  EVENTS.  Except as set forth in
Schedule 4.10, since the date of the most Current Ebiz Financial Statements delivered to LMI, there has not been any change in the affairs, prospects, condition (financial or otherwise, or arising as a result of any legislative or regulatory change), operations, liabilities, earnings or business of Ebiz or any Subsidiary which has had or reasonably could be expected to have, individually or in the aggregate with other changes, a Material Adverse Effect on Ebiz.

          4.11 NO BREACH OF STATUTE,  DECREE OR ORDER.  Except as  disclosed  in
Schedule 4.11, neither Ebiz nor any Subsidiary is in default under, or in violation in any respect of, any material applicable statute, law, ordinance, decree, order, rule or regulation of any state or federal regulatory agency or any other governmental body, and the consummation of this Agreement and the transactions contemplated hereby will not constitute or result in any such default, breach or violation. Except as set forth in Schedule 4.11, there is no known or suspected material action or proceeding by any governmental body, pending or threatened against Ebiz or any Subsidiary relating to the conduct of its business, and to the best of Ebiz's knowledge there is no basis for any such action or proceeding.

          4.12 LITIGATION. Except as disclosed in Schedule 4.12, there is no suit, claim, action, proceeding or governmental investigation now pending or threatened, nor, to the best of Ebiz's knowledge, is there any condition or set of facts which will give rise to any litigation, against Ebiz or any Subsidiary before any court, administrative or regulatory body or any governmental agency arising out of or relating to any aspect of the business, or any part of the properties, of Ebiz or any Subsidiary, or concerning the transactions contemplated by this Agreement. Except as disclosed in Schedule 4.12, there are no decrees, injunctions or orders of any court or governmental department or agency outstanding or threatened against Ebiz or any Subsidiary relating to any aspect of its business or any part of its properties or that could prevent consummation of the transactions contemplated by this Agreement.

          4.13 EMPLOYEE BENEFIT PLANS; EMPLOYEE MATTERS.

          (a) Except for the plans and arrangements set forth on Schedule 4.13(a) (the "EBIZ Plans"), neither Ebiz nor any member of the Ebiz Controlled Group (as hereinafter defined) now maintains, has ever maintained or contributed to, or has any plans or commitments for, any employee benefit plans (as such term is defined in ERISA ss. 3(3)) or any other retirement, pension, stock option, stock appreciation right, profit sharing, incentive compensation, deferred compensation, savings, thrift, vacation pay, severance pay, or other employee compensation or benefit plan, agreement, practice, or arrangement, whether written or unwritten, whether or not legally binding. For purposes of this Agreement, "EBIZ CONTROLLED GROUP" means a controlled or affiliated group within the meaning of Code ss. 414(b), (c), (m), or (o) of which Ebiz is a member. Ebiz has made available to LMI correct and complete copies of all Ebiz Plans (including a detailed written description of any Ebiz Plan that is unwritten, including a description of eligibility criteria, participation, vesting, benefits, funding arrangements and assets and any other provisions relating to Ebiz) and, with respect to each Ebiz Plan, a copy of each of the following: (i) the most recent favorable determination letter issued by the Internal Revenue Service, (ii) materials submitted to the Internal Revenue

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
Service in support of a pending determination letter request, (iii) the most recent letter issued by the Internal Revenue Service recognizing tax exemption,
(iv) each insurance contract, trust agreement, or other funding vehicle, (v) the three most recently filed Forms 5500 plus all schedules and attachments, and
(vi) each summary plan description or other general explanation or communication distributed or otherwise provided to employees with respect to each Ebiz Plan that describes the terms of the Ebiz Plan.

          (b) Each Ebiz Plan has at all times been in compliance, in form and in operation, in all material respects with all applicable requirements of law and regulations, including without limitation, ERISA.

          (c) With respect to each Ebiz Plan, there are no actions, suits, grievances, arbitrations or other manner of dispute, or claim with respect to any Ebiz Plan (except for routine claims for benefits made in the ordinary course of plan administration for which plan administrative procedures have not been exhausted) pending, threatened or imminent against or with respect to any Ebiz Plan, any plan sponsor, or any fiduciary (as such term is defined in ERISA ss. 3(21)) of such Ebiz Plan, and Ebiz has no knowledge of any facts that could give rise to any action, suit, grievance, arbitration or other manner of dispute, or claim.

          (d) Neither Ebiz nor any member of the Ebiz Controlled Group has any liability for post-retirement welfare benefits except for the continuation coverage required by Code ss. 4980B.

          (e)  The  consummation  of  the  transactions   contemplated  by  this
Agreement will not result in any "excess parachute payments" within the meaning of Code ss. 280G.

          (f) No Ebiz Plan provides retiree medical or retiree life insurance benefits to any person and Ebiz is not contractually or otherwise obligated (whether or not in writing) to provide any person with life insurance or medical benefits upon retirement or termination of employment, other than as required by the provisions of Sections 601 through 608 of ERISA and Section 4980B of the Code.

          (g) Schedule 4.13(g) sets forth a true and complete list of each of the following agreements, arrangements and commitments to which Ebiz or any Subsidiary is a party or by which it may be bound (the "EBIZ EMPLOYMENT CONTRACTS"): (i) each employment, consulting, agency or commission agreement not terminable without liability to Ebiz or any Subsidiary upon 60 days' or less prior notice to the employee, consultant or agent and involving compensation or remuneration of more than $50,000 per annum; (ii) each labor union or collective bargaining agreement; (iii) each agreement with any executive officer or other key employee of Ebiz or any Subsidiary the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Ebiz or any Subsidiary of the nature contemplated by this Agreement;
(iv) each agreement with respect to any officer or other key employee of Ebiz or any Subsidiary providing any term of employment or compensation guarantee extending for a period longer than one year; and (v) each equity incentive plan and each other agreement or plan any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. True and complete copies of each Ebiz Employment Contract have been made available to LMI.

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
          4.14 PERMITS AND LICENSES. Ebiz and each Subsidiary has such permits, licenses and authorities as required by any governmental authority with jurisdiction over Ebiz or any Subsidiary with respect to its business as currently conducted and to own or lease, operate and use its assets and properties except where the failure to have such permits, licenses or authorities has not had and could not be reasonably expected to have a Material Adverse Effect on Ebiz. Except as may be expressly permitted by the terms of this Agreement or otherwise disclosed in this Agreement or any schedule hereto, the business of Ebiz and each Subsidiary as presently conducted in any jurisdiction complies in all material respects with all known and suspected applicable legal requirements of such jurisdiction, all known and suspected requisite governmental approvals have been duly obtained and are in full force and effect, and there is no basis for any governmental body to deny or rescind any approval for the conduct of the business of Ebiz or any Subsidiary.

          4.15 MATERIAL CONTRACTS. Attached hereto as Schedule 4.15 is a list of all contracts of Ebiz and each of its Subsidiaries (the "EBIZ MATERIAL CONTRACTS") (a) for an aggregate payment by or to it of more than $10,000, (b) extending for a term beyond 12 months, (c) relating to the disposition or acquisition of any material asset or any interest in any business enterprise,
(d) containing a guaranty of liabilities or obligations of others, (e) containing any covenant limiting the freedom of Ebiz or any Subsidiary to engage in any line of business or compete with any person or entity, or (f) for all policies of insurance in force as of the date hereof. True and complete copies of all Ebiz Material Contracts have been delivered to LMI. Ebiz and each Subsidiary, as applicable, has fulfilled, or taken all actions necessary to enable it to fulfill when due its obligations under each of such contracts. All parties thereto have complied in all material respects with the provisions thereof and no party is in breach or violation of, or in default under such contracts.

          4.16 TAX MATTERS.

          (a) All Returns required to be filed by Ebiz or any Subsidiary have been duly filed on a timely basis and all Returns filed by or on behalf of Ebiz or any Subsidiary (including all attached statements and schedules) are true, complete and correct in all respects, except for such failures to file and failures to be true, complete and correct as would not, individually or in the aggregate, have a Material Adverse Effect on Ebiz. No claim has been made or threatened in writing by any jurisdiction where Ebiz or any Subsidiary does not file returns that Ebiz or any Subsidiary is or may be subject to Taxes in that jurisdiction. All Taxes shown to be payable on such Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, except to the extent any nonpayment is reflected as a liability on the Ebiz Financial Statements. No other Taxes are payable by Ebiz or any Subsidiary with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns), except for such Taxes as would not, individually or in the aggregate, have a Material Adverse Effect on Ebiz.

          (b) Ebiz and each Subsidiary has withheld and paid over all Taxes required to have been withheld and paid over (including any estimated taxes), and has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party, except for such failures to withhold or pay over and such failures to comply as would not, individually or in the aggregate, have a Material Adverse Effect on Ebiz.

          (c) No Return filed by or on behalf of Ebiz or any Subsidiary contains any position that is or would be subject to penalties under section 6602 of the Code and the Regulations thereunder (and any corresponding provision of state, local or foreign law).

          (d) There are no liens on any of the assets of Ebiz or any Subsidiary with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that are being contested in good faith through appropriate proceedings and for which appropriate reserves have been established, except for such liens as would not, individually or in the aggregate, have a Material Adverse Effect on Ebiz.

          (e) Except as disclosed on Schedule 4.16(e), neither Ebiz nor any Subsidiary has been included in an affiliated group of corporations, within the meaning of section 1504 of the Code or been a member of any combined or unitary group.

          (f) Ebiz has furnished LMI with true and complete copies of: (i) all Returns of Ebiz and each Subsidiary for all periods since June 30, 1997, and
(ii) all tax audit reports, work papers, statements of deficiencies or closing or other agreements received by Ebiz, any Subsidiary or on any of their behalf relating to Taxes.

          (g) Neither Ebiz nor any Subsidiary does business in, or derives a material amount of income from, any state, local, territorial or foreign taxing jurisdiction other than those for which Returns have been furnished to LMI.

          (h) Except for items disclosed on Schedule 4.16(h) attached hereto:

               (i) None of the Returns of Ebiz or any Subsidiary has ever been audited by a governmental or taxing authority and there are no audits, inquiries, investigations or examinations relating to any such Returns pending or, to the knowledge of Ebiz, threatened in writing.

               (ii) No deficiencies exist or have been asserted in writing with respect to Taxes of Ebiz or any Subsidiary and no written notice has been received by Ebiz or any Subsidiary with respect to the failure to file any Return or pay any Taxes.

               (iii) Neither Ebiz nor any Subsidiary is a party to any action or proceeding for assessment or collection of Taxes, nor has any such action or proceeding been asserted or, to the knowledge of Ebiz, threatened in writing against Ebiz, any Subsidiary or any of their respective assets.

               (iv) No extension of time to file any Return (which has not been filed) has been requested by or granted to Ebiz or any Subsidiary. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of Ebiz or any Subsidiary.

               (v) Neither Ebiz nor any Subsidiary is (and has never been) a party to any tax sharing agreement, tax indemnity agreement, tax allocation agreement, or similar arrangement with any person.

               (vi) No action has been taken that would have the effect of deferring any significant liability for Taxes of Ebiz or any Subsidiary from a period prior to closing to a period after closing.

               (vii) Neither Ebiz nor any Subsidiary has ever been an "S corporation" under the Code.

               (viii) The aggregate liability of Ebiz and the Subsidiaries for unpaid Taxes for all periods ending on or before March 31,2000 determined on a GAAP basis does not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) on the Ebiz financial statements as of that date, and the aggregate liability of Ebiz and the Subsidiaries for unpaid Taxes for all periods ending on or before the Closing Date determined on a GAAP basis will not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) as such accruals will be reflected on the balance sheet of Ebiz as of the Closing Date, except to the extent any excess of such Taxes over the relevant current liability accrual amount would not have a Material Adverse Effect on Ebiz.

          (i) Subject to the items disclosed on Schedule 4.16(h) attached hereto:

               (i) Neither Ebiz nor any Subsidiary is required to treat any asset as owned by another person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code.

               (ii) Neither Ebiz nor any Subsidiary has entered into any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any amount subject to the provisions of Section 280G or Section 4999 of the Code or any similar provision of state, local or foreign tax law.

               (iii) Neither Ebiz nor any  Subsidiary has made an election under
Section 338 of the Code and no action has been taken that would result in any income tax liability to Ebiz or any Subsidiary as a result of a deemed election within the meaning of Section 338 of the Code.

               (iv) No consent under Section 341(f) of the Code has been filed with respect to Ebiz or any Subsidiary.

               (v) Neither Ebiz nor any Subsidiary has disposed of any property that is currently or was previously being accounted for under the installment method.

               (vi) Within the last five years, neither Ebiz nor any Subsidiary has agreed to make, and has been required to make, any adjustment under Code
Section 481 by reason of a change in accounting method or otherwise.

               (vii) Neither Ebiz nor any Subsidiary is a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

               (viii) Neither Ebiz nor any Subsidiary has made or will make a deemed dividend election under Treas. Reg.ss. 1.1502-32(f)(2) or a consent dividend under Section 565 of the Code.

               (ix) None of the assets or operations of Ebiz or any Subsidiary is subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for federal income tax purposes.

               (x) Neither Ebiz nor any Subsidiary has made any elections comparable to those described in this section under any state, local or foreign tax laws or is required to apply any rules comparable to those described in this Section under any state, local or foreign tax laws.

               (xi) The transactions contemplated hereby are not subject to the tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code, or of any other provision of law.

          (j) Schedule 4.16(j) contains information that is accurate and complete in all material respects with respect to: (A) all tax elections in effect with respect to Ebiz and each Subsidiary; (B) the current tax basis of the assets of Ebiz and each Subsidiary broken out by asset class; (C) the net operating losses of Ebiz and each Subsidiary by taxable year; (D) the net capital losses of Ebiz and each Subsidiary by taxable year; and (E) the overall foreign losses of Ebiz and each Subsidiary under Section 904(f) of the Code that are subject to recapture.

          (k) There are no transfer taxes (exclusive of income taxes) that will become due and payable as a result of the Merger transaction under Arizona, Delaware, Nevada or federal law.

          4.17 TITLE TO PROPERTIES. Except as disclosed in Schedule 4.17, Ebiz and each Subsidiary has good and marketable title, free and clear of any mortgage, pledge, lien, charge or other encumbrance, to all of its real and/or personal property and other assets whether reflected on the Current Ebiz Financial Statements or otherwise, or acquired by it subsequent to the date thereof or used by it in the ordinary course of its business, except for (a) liens or encumbrances on such property or assets described in the Current Ebiz Financial Statements, (b) liens for current taxes not yet due and payable, (c) such imperfections of title and encumbrances, if any, as are not material in character, amount or extent and do not detract from the value or interfere with the present or presently contemplated future use of the properties subject thereto or affected thereby, and (d) acquisitions and dispositions in the ordinary course of business. Ebiz and each Subsidiary enjoys peaceable and undisturbed possession under all material leases under which it is operating, and all of its premises which are leased, are in good condition and repair and are suitable for the purposes for which such premises are being utilized. Neither Ebiz nor any Subsidiary has received any notice of violation of any applicable zoning ordinance or other law, order, regulation or requirement relating to its operations or to its owned or leased properties.

          4.18. ENVIRONMENTAL MATTERS To the best knowledge of Ebiz, Ebiz and each Subsidiary has duly complied with, and the operation of its business, equipment and other assets and the facilities owned or leased by Ebiz or any Subsidiary are in compliance with the provisions of all applicable federal, state and local environmental, health and safety laws, statutes, ordinances, rules and regulations of any governmental or quasi governmental authority relating to (i) errors or omissions, (ii) discharges to the atmosphere, soils, surface water or ground water, (iii) solid or liquid waste disposal, (iv) the use, storage, generation, handling, transport, discharge, release or disposal of toxic or hazardous substances or waste, (v) the emission of non-ionizing electromagnetic radiation or (vi) Environmental and Health Laws. To the knowledge of Ebiz, there are no investigations, administrative proceedings, judicial actions, orders, claims or notices that are pending, anticipated or threatened against Ebiz or any Subsidiary relating to violations of the Environmental and Health Laws. Ebiz has not received a notice of, and does not know or have any reason to suspect, facts which constitute a violation of any Environmental and Health Laws which relate to the use, ownership or occupancy of any property or facilities used by Ebiz or any Subsidiary in connection with the operation of its business or any activity of the business of Ebiz or any Subsidiary which would result in a violation or threatened violation of any Environmental or Health Laws.

          4.19 INTELLECTUAL PROPERTY.

          (a) Ebiz owns, or is licensed or otherwise possesses legally enforceable rights to use all Intellectual Property used in the business of Ebiz as currently conducted, except to the extent that the failure to have such rights has not and could not reasonably be expected to have a Material Adverse Effect on Ebiz.

          (b) Schedule 4.19(b) lists: (i) all patents and patent applications and all registered and unregistered trademarks, trade names and service marks, registered domain names and registered and unregistered copyrights, which Ebiz considers to be material to its business and included in the Intellectual Property, including the jurisdictions in which each such Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed, (ii) all material licenses, sublicenses and other agreements as to which Ebiz is a party and pursuant to which any person is authorized to use any Intellectual Property, and (iii) all material licenses, sublicenses and other agreements as to which Ebiz is a party and pursuant to which Ebiz is authorized to use any third party patents, trademarks or copyrights, including software ("EBIZ THIRD PARTY INTELLECTUAL PROPERTY RIGHTS"), in each case which are incorporated in, are, or form a part of any product or service of Ebiz.

          (c) To the knowledge of Ebiz, there has not been and currently is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property or any trade secret of Ebiz, or any Ebiz Third Party
Intellectual Property Right, by any third party, including any employee or former employee of Ebiz. Ebiz has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders arising in the ordinary course of business, or contained in license agreements relating to Intellectual Property licensed to or by Ebiz in the ordinary course of business.

          (d) Ebiz is not, and will not be as a result of the execution and delivery of this Agreement or the performance of Ebiz's obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Intellectual Property or Ebiz Third Party Intellectual Property Rights, the breach of which could have a Material Adverse Effect on Ebiz.

          (e) All patents, registered trademarks, service marks, registered domain names and copyrights held by Ebiz are valid and subsisting. Ebiz (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, domain names, copyrights or violation of any trade secret or other proprietary right of any third party and (ii) has not brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party. To the knowledge of Ebiz, the manufacture, marketing, licensing or sale of the products and services of Ebiz does not infringe any patent, trademark, service mark, copyright, trade secret, domain name or other proprietary right of any third party.

          (f) Ebiz has secured valid written assignments from all consultants and employees who contributed to the creation or development of Intellectual Property of the rights to such contributions that Ebiz does not already own by operation of law.

          4.20 CONDITIONS AND SUFFICIENCY OF ASSETS. All real property and equipment of Ebiz and each Subsidiary is structurally sound and in good operating condition and repair and are adequate for the uses thereof. None of the real property or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repair that are not material. The real property and equipment are sufficient for the continued conduct of the business of Ebiz and each Subsidiary.

          4.21 EBIZ REPORTS AND FINANCIAL STATEMENTS. Ebiz has made available to LMI true and complete copies of all reports, registration statements, definitive proxy statements and other documents (in each case together with all amendments thereto) filed by Ebiz or its predecessor with the Securities and Exchange Commission (the "COMMISSION") since October 1, 1999 (such reports, registration statements, definitive proxy statements and other documents, together with any amendments thereto, are sometimes collectively referred to as the "EBIZ COMMISSION FILINGS"). The Ebiz Commission Filings constitute all of the documents (other than preliminary material) that Ebiz or its predecessor was required to file with the Commission since such date. As of their respective dates, each of the Ebiz Commission Filings complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations under each such Act, and none of the Ebiz Commission Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When filed with the Commission, the financial statements included in the Ebiz Commission Filings complied as to form in all material respects with the applicable rules and regulations of the Commission. Ebiz has complied with all of the rules, regulations and requirements for trading of Ebiz's common stock on the OTC Bulletin Board.

          4.22 ACCURACY OF STATEMENTS. Ebiz has disclosed to LMI all facts required to be disclosed by this Agreement and material to the liabilities, assets, business, prospects, conditions, organization and operations (financial and otherwise) of Ebiz and its Subsidiaries. Neither this Agreement nor any exhibit or schedule hereto nor any certificate, documents, instrument or information furnished or to be furnished by Ebiz or Merger Sub to LMI in connection with this Agreement or any of the transactions contemplated hereby, or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading.

          4.23 BROKERS AND FINDERS' FEES. Ebiz has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar changes in connection with this Agreement or any transaction contemplated hereby.

                                    ARTICLE 5
                            COVENANTS OF LMI AND EBIZ

          5.1 ACCESS TO INFORMATION. LMI shall provide Ebiz, its counsel, accountants and other representatives and Ebiz shall provide LMI, its counsel, accountants and other representatives full access, from and after the date of this Agreement, to all of their respective properties, books, contracts, commitments and records, and each shall furnish to the other during such period all such information concerning its affairs as the other may reasonably request. In addition, each shall make its officers, personnel and vendors available to discuss with the designated representatives of the other the substance of all documents, financial statements and other information provided by the party to the other and such other matters as either party shall deem pertinent to the transactions contemplated by this Agreement.

          5.2 CONDUCT OF BUSINESS. Except as otherwise consented to in writing by the other, from the effective date of execution of this Agreement until the Closing Date or the date of termination of this Agreement, each of LMI and Ebiz shall:

          (a) maintain and operate its properties in a manner consistent with the efficient operation of its business and conduct its business only in the ordinary course. It shall not be considered to be in the ordinary course of its business to make any acquisition of direct or indirect ownership or control of voting shares of any other corporation, or of any interest in any partnership, joint venture, association or similar organization, other than shares acquired in satisfaction of a security interest or of a debt previously contracted or in a fiduciary or custodial capacity.

          (b) punctually pay and discharge all Taxes, assessments and governmental charges lawfully imposed upon it or any of its property, or upon the income and profits thereof; provided, however, that nothing herein contained shall require a party to pay or discharge any Tax assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate proceedings unless property essential to the conduct of its business will be lost, forfeited or materially endangered.

          (c) maintain its existence as a corporation in good standing under the laws of its state of organization and comply in all material respects with all laws, governmental regulations, rules and ordinances, and judicial orders, judgments and decrees applicable to its business or its properties, except while contesting the validity of any of the foregoing in good faith and by appropriate proceedings.

          (d) notify the other of the commencement of any material litigation against it or of the existence of any adverse business conditions threatening its continued, normal business operations or of any agreement, consent or order involving its operations.

          (e) at all times maintain, preserve and keep its properties in good repair, working order and condition in all material respects so that the business carried on in connection therewith may be properly and advantageously conducted.

          (f)  make  every   reasonable   effort  to  fulfill  its   contractual
obligations and to maintain in effect its insurance as currently in effect.

          (g) use its best efforts to preserve its business relations with its present customers.

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
          (h) use its best efforts to assure, to the extent within its control, the satisfaction of the conditions to the effectiveness of the transactions contemplated in this Agreement.

          5.3 NEGATIVE COVENANTS. Prior to the Closing Date or the termination of this Agreement, neither LMI nor Ebiz shall, unless the other shall have otherwise consented in writing:

          (a) amend its Articles of Incorporation or Bylaws, except to the extent necessary to effect the transactions contemplated by this Agreement, and, in the case of LMI, as referenced in Section 1.3(b) of this Agreement;.

          (b) issue, sell or otherwise dispose of any shares of its capital stock or any of its securities convertible into or representing a right or option to purchase any such shares or enter into other agreements to issue or sell any shares of its capital stock or change the presently outstanding shares of such stock into a greater or lesser number of shares either by way of a recapitalization, reorganization, consolidation of shares or the like, or by way of a merger or consolidation, other than (i) the sale by LMI of such shares of LMI Preferred Stock and/or LMI Common Stock as are necessary in order to consummate the proposed bridge financing and investment transaction with Canopy or similar investor, or the proposed asset acquisition and investment transaction with Caldera Systems, Inc. ("CALDERA") or (ii) the issuance by Ebiz of such shares of Ebiz Common Stock as are required to comply with the terms of the $7,100,000 Subordinated Convertible Debenture, dated August 25, 1999, issued by Ebiz in favor of JEM Ventures EBIZ, LLC.

          (c)   purchase,   redeem,   retire  or  otherwise   acquire  or  sell,
hypothecate, pledge or otherwise encumber, any shares of its capital stock.

          (d) declare, set aside, make or pay stock or cash dividends on any share of its capital stock or make any other distribution of assets to the holders of any shares of its capital stock.

          (e) institute a wage or salary adjustment increasing the base compensation rate of any person whose annual base compensation rate on the date hereof exceeds $25,000, pay a new employee an annual base compensation rate exceeding $50,000, enter into any agreement, understanding or commitment, written or oral, which obligates LMI, its successors or assigns, to pay, at any time, to a new employee an annual base compensation rate exceeding $50,000, or institute or agree to institute wage or salary adjustments which, taken either individually or in the aggregate, increase by more than 10% the aggregate of the annual base compensation rates paid by either on the date hereof to all of its employees.

          (f) enter into or institute any employment contracts, including but not limited to employee policy manual, deferred compensation, non-competition, bonus, stock option, profit-sharing, pension, retirement, consultation after retirement, payments upon retirement, severance agreement, incentive, extraordinary vacation accrual, education payment or benefit, disability, medical, life or other insurance plan or arrangement or, except as required by applicable law or regulation, renew, amend, modify or terminate any such arrangement or plan now in existence.

          (g) enter into any agreement, understanding or commitment, written or oral, with any other person which is in any manner inconsistent with its obligations arising under this Agreement, other than those agreements, understandings and commitments entered into by LMI in connection with the contemplated bridge financing and investment transaction with Canopy or asset acquisition and investment transaction with Caldera.

          (h) make any loan, advance or commitment to extend credit to any of its directors, officers or any affiliated or related persons of such directors or officers; renew any outstanding loan or any outstanding commitment to extend credit to any of its directors, officers or any affiliated or related persons of such directors or officers; increase any outstanding loan to any of its directors, officers or any affiliated or related persons of such directors or officers; or enter into any agreement, understanding or commitment, written or oral, which obligates it, its successors or assigns, to make any loan or advance or payment to any of its directors or officers or to any affiliated or related persons of any such directors or officers.

          (i) sell, lease or otherwise transfer or dispose of any property or asset, other than in the ordinary course of business consistent with past practice.

          (j) take, or agree to take, any other action that would make any of its representations or warranties contained in this Agreement untrue.

          5.4 CONTINUED RELATIONSHIPS. LMI shall preserve intact the business of LMI and Ebiz shall preserve intact the business of Ebiz and each of the Subsidiaries and keep available the services of their respective officers and employees and maintain good relationships with suppliers, customers and others having business relationships with any of the parties, and shall not cause any change in the business, condition or results of operations which may have an adverse effect on any the assets, business, condition or prospects of the respective party.

          5.5 CONFIDENTIALITY.

          (a) Except as contemplated by this Agreement, as required by law or otherwise expressly consented to in writing by Ebiz and LMI, all information or documents furnished hereunder by any party shall be kept strictly confidential by the party or parties to whom furnished at all times prior to the Closing Date, and in the event such transactions are not consummated, each shall return to the other all documents furnished hereunder and copies thereof upon request and shall continue to keep confidential all information furnished hereunder and shall not thereafter use the same for its advantage. Notwithstanding the foregoing, (i) Ebiz or LMI may, with the consent of the other, which consent shall not be unreasonably withheld or delayed, issue or make a press release, announcement or other disclosure regarding this Agreement and the transactions contemplated hereby which it reasonably determines necessary or desirable under applicable law, and (ii) Ebiz may, at any time after the date of this Agreement, file with the Commission a form 8-K pursuant to the Exchange Act with respect to the transactions contemplated by this Agreement, which Form 8-K may include, among other things, financial statements and pro forma financial information with respect to LMI. Prior to the Closing Date or termination of this Agreement, LMI shall cooperate with Ebiz and provide such information and documents as may be required in connection with any such filings.

          (b) If the Closing is not consummated, each party hereto will hold, and Ebiz shall cause its Subsidiaries to hold, in absolute confidence any information obtained from another party except to the extent (i) such party is required to disclose such information by law or regulation, (ii) disclosure of such information is necessary in connection with the pursuit of a claim by such party against another party, (iii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure, or (iv) such information becomes generally available to the public or is otherwise no longer confidential. Prior to any disclosure of information pursuant to the exception in clause (i) or (ii) of the preceding sentence, the party intending to disclose the same shall so notify the party which provided the same in order that such party may seek a protective order or other appropriate remedy should it choose to do so. Notwithstanding the foregoing, Ebiz or LMI may, with the consent of the other, which consent shall not be unreasonably withheld or delayed, issue or make a press release, announcement or other disclosure regarding the termination of this Agreement and the transactions contemplated hereby which it reasonably determines necessary or desirable under applicable law.

          5.6 NO SOLICITATION. LMI, Ebiz and those acting on behalf of either will not, and LMI and Ebiz will use their best efforts to cause their officers, employees, agents, and representatives (including any investment banker) to not, directly or indirectly, solicit, encourage, or initiate any discussions with, or negotiate or otherwise deal with, or provide any information to, any person or entity other than the other and its officers, employees, and agents, concerning any merger, other business combination, sale of substantial assets, or similar transaction involving either or any sale of any of their capital stock or of the capital stock or other securities or assets of either. Each will notify the other immediately upon receipt of any inquiry, offer or proposal relating to any of the foregoing. None of the foregoing shall prohibit (i) sale of equity stock of Ebiz or conversion of debt of LMI as contemplated under this Agreement, (ii) providing information to others in a manner in keeping with the ordinary conduct of the parties' business, or providing information to government authorities or
(iii) pursuit of the transactions referenced in Section 5.3(b) of this Agreement with respect to Canopy or Caldera.

          5.7 AGREEMENT OF AFFILIATES. If the Merger will qualify for pooling-of-interests accounting treatment, shares of Ebiz Common Stock issued to affiliates of LMI in exchange for their shares of LMI Common Stock or LMI Preferred Stock shall not be transferable until such time as the financial results covering at least 30 days of combined operations of Ebiz and LMI have been published within the meaning of Section 201.01 of the Commission's Codification of Financial Reporting Policies. Ebiz shall be entitled to place a restrictive legend on certificates issued to LMI affiliates to enforce the provisions of this section.

          5.8 NOTIFICATION OF CERTAIN MATTERS. Between the date hereof and the Closing Date, each party will give prompt notice in writing to the other party of: (i) any information that indicates that any of its representations or warranties contained herein was not true and correct as of the date hereof or will not be true and correct at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (except for changes permitted or contemplated by this Agreement), (ii) the occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure of any condition specified in Article 6 hereof to be satisfied or (iii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or that such transactions otherwise may violate the rights of or confer remedies upon such third party.

          5.9 ACTIONS BY MERGER SUB. In its capacity as the sole stockholder of Merger Sub, Ebiz shall cause Merger Sub to approve and adopt the Merger and to take all corporate action necessary on its part to consummate the Merger and the transactions contemplated hereby. Merger Sub shall not conduct any other business, and will have no other assets or liabilities.

          5.10 AMENDMENT OF STOCK OPTION PLAN. Prior to the Closing Date, Ebiz shall amend its 1998 Equity Incentive Plan to increase the number of shares authorized under such plan to an amount sufficient to assume all outstanding LMI Stock Options pursuant to Section 1.6(b) hereof.

          5.11 CONVERSION OF EBIZ PREFERRED STOCK. Prior to the Closing Date, Ebiz shall cause any and all outstanding shares of its preferred stock to be converted into shares of Ebiz Common Stock.

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

          6.1 CONDITIONS TO THE OBLIGATION OF EBIZ TO CLOSE. The obligation of Ebiz to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

          (a) during  the  period  from the date of the  Current  LMI  Financial
Statements to the Closing Date, there shall not have occurred any material adverse change, other than as set forth on any schedule or exhibit hereto, in the financial condition, business or operation of LMI taken as a whole, and Ebiz shall have received at the Closing a certificate dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of LMI to that effect;

          (b) each of the representations and warranties of LMI contained in this Agreement shall, in all material respects, be true when made and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date; each of the covenants and agreements of LMI to be performed on or prior to the Closing Date shall have been duly performed in all material respects; and Ebiz shall have received at the Closing a certificate to that effect dated as of the Closing Date and executed by the Chief Executive Officer and Chief Financial Officer of LMI;

          (c) Ebiz shall have received an opinion from Holme Roberts & Owen, LLP, counsel to LMI, substantially in the form of Exhibit F attached hereto;

          (d) Ebiz shall have received an opinion from Southwest Securities, Inc. or similarly qualified firm, as determined by Ebiz, to the effect that the Merger is fair to its shareholders;

          (e) all outstanding debentures of LMI issued before March 1, 2000 and the Designated Portion of the value of each outstanding debenture of LMI issued after March 1, 2000 shall have been converted into LMI Preferred Stock or other equity of LMI, or shall have been converted automatically in accordance with the terms of such debentures or upon the consummation of the Merger, and all outstanding Canopy Notes shall have been repaid or converted into LMI Common Stock;

          (f) there shall not have been issued or be in effect any order of any court, agency or other tribunal of competent jurisdiction which has the effect of prohibiting or prohibits the performance of the Agreement and the transactions contemplated thereby or imposes limitations on the ability of LMI to exercise and possess all of its rights, privileges, immunities and franchises or to otherwise conduct its business (with limitations applicable only to all similar entities engaged in similar business) as of the Closing Date;

          (g) all proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement, including the shareholder approvals of the transactions contemplated by this Agreement, shall have occurred and all appropriate documents incident thereto as Ebiz may reasonably request shall have been delivered to it, including, without limitation, the receipt of appropriate consents from any third parties which may be necessary to effect the transactions contemplated hereby;

          (h) no action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced against the parties hereto or any of the affiliates, associates, officers or directors, or any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions;

          (i) LMI shall have received any requisite approvals to this Agreement from all third parties having, under the terms of its respective loan, lease and other agreements, the right to approve or reject this Agreement or to cancel its agreement with LMI on or before the Closing Date; LMI hereby represents that all such third parties will have been disclosed to Ebiz as of the Closing Date; (j) LMI shall have received confirmation, in form and substance mutually agreeable to Ebiz and LMI, of at least $2,000,000 in new funding;

          (k) Mark Bolzern shall have transferred to LMI such number of shares of LMI Common Stock as would, if converted in the Merger, be converted into at least 200,000 shares of Ebiz Common Stock pursuant to the conversion ratio set forth in Section 1.3(a) of this Agreement; and

          (l) LMI shall execute and deliver or cause to be executed and delivered to Ebiz such documents as are required at the Closing, pursuant to
Article 7.

          6.2 CONDITIONS TO THE OBLIGATION OF LMI TO CLOSE. The obligation of LMI to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

          (a) during the period from the date of the Current Ebiz Financial Statements to the Closing Date, there shall not have occurred any material adverse change, other than as set forth on any schedule or exhibit hereto, in the financial condition, business or operation of Ebiz taken as a whole, and LMI shall have received at the Closing a certificate dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of Ebiz to that effect;

          (b) each of the representations and warranties of Ebiz and Merger Sub contained in this Agreement shall, in all material respects, be true when made and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date; each of the covenants and agreements of Ebiz and Merger Sub to be performed on or prior to the Closing Date shall have been duly performed in all material respects; and LMI shall have received at the Closing a certificate to that effect dated as of the Closing Date and executed by the Chief Executive Officer and Chief Financial Officer of Ebiz;

          (c) LMI shall have received an opinion from Lewis and Roca, LLP, counsel to Ebiz, substantially in the form attached as Exhibit G hereto;

          (d) LMI's stockholders shall have approved the Merger pursuant to the requirements of the DGCL, a majority of the holders of each class of outstanding debentures of LMI shall have approved the Merger and LMI shall have received all other approvals reasonably necessary, in the opinion of LMI, to consummate the Merger, including, without limitation, the consents and waivers described in the Information Statement relating to the Merger, dated on or about the date hereof, furnished to holders of securities of LMI;

          (e) there shall not have been issued or be in effect any order of any court, agency or other tribunal of competent jurisdiction which has the effect of prohibiting or prohibits the performance of the Agreement and the transactions contemplated thereby or imposes limitations on the ability of Ebiz to exercise and possess all of its rights, privileges, immunities and franchises or to otherwise conduct its business (with limitations applicable only to all similar entities engaged in similar business) as of the Closing Date;

          (f) all proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement, including the shareholder approvals of the transactions contemplated by this Agreement, shall have occurred and all appropriate documents incident thereto as LMI may reasonably request shall have been delivered to it, including, without limitation, the receipt of appropriate consents from any third parties which may be necessary to effect the transactions contemplated hereby;

          (g) no action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced against the parties hereto or any of the affiliates, associates, officers or directors, or any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions; and

          (h) Ebiz and each Subsidiary shall have received any requisite approvals to this Agreement from all third parties having, under the terms of its respective loan, lease and other agreements, the right to approve or reject this Agreement or to cancel its agreement with Ebiz on or before the Closing; Ebiz hereby represents that all such third parties will have been disclosed to LMI as of the Closing Date; and

          (i) Ebiz shall execute and deliver or cause to be executed and delivered to LMI such documents as are required at the Closing, pursuant to
Article 7.

                                    ARTICLE 7
                                     CLOSING

          7.1 DOCUMENTS TO BE DELIVERED BY EBIZ. At the Closing, Ebiz will deliver the following to LMI:

          (a) SHARE CERTIFICATES. Certificates representing the shares of Ebiz Common Stock constituting the Merger Consideration other than such certificates to be issued after Closing with respect to the Assumed LMI Debentures pursuant to Section 1.3(b) of this Agreement;

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          (b) CERTIFIED RESOLUTIONS.  Certified resolutions of each of the Board of  Directors  of Ebiz and Merger Sub  approving  the  execution,  delivery  and
performance  of  this  Agreement  and  authorizing   the   consummation  of  the
transactions contemplated hereby;

          (c) OFFICER'S CERTIFICATE. A certificate, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of Ebiz, as required pursuant to Section 6.2;.

          (d) OPINION. A written opinion of Lewis and Roca, LLP, counsel to Ebiz addressed to LMI, dated as of the Closing Date, in substantially the form attached as Exhibit G;

          (e) GOOD STANDING CERTIFICATES. Governmental certificates showing that Ebiz is duly incorporated, validly existing and in good standing in the State of Nevada and qualified to do business as a foreign corporation in each state listed in Schedule 4.1(a), certified as of a date not more than ten (10) days before the Closing Date;

          (f) WARRANTS. Warrants exercisable for shares of Ebiz Common Stock, approved by the Board of Directors of Ebiz and issued to the holders of outstanding LMI Warrants pursuant to the terms and conditions set forth in
Section 1.6(a);

          (g) STOCK OPTIONS. Notices of grant or equivalent documentation approved by the Board of Directors of Ebiz and issued to each holder of LMI Stock Options, evidencing the assumption of the LMI Stock Options listed in
Schedule 3.5 pursuant to the terms and conditions set forth in Section 1.6(b);

          (h) LOCK UP AGREEMENTS. Lock Up Agreements executed by each of Stephen Herman and Jeffrey Rassas as required pursuant to Section 2.4(b) and in substantially the form attached as Exhibit E;

          (i) COMPENSATION AGREEMENT. A Compensation Agreement substantially in the form attached as Exhibit H; and

          (j)  OTHER  DOCUMENTS.  Such  additional  certificates,   instruments,
documents, information and materials as LMI may reasonably request.

          7.2 DOCUMENTS TO BE DELIVERED BY LMI. At the Closing, LMI will deliver the following to Ebiz:

          (a) SHARE CERTIFICATES. Certificates representing the shares of the outstanding LMI Common Stock and LMI Preferred Stock;

          (b) CERTIFIED RESOLUTIONS. Certified resolutions of the Board of Directors of LMI approving the execution, delivery and performance of this Agreement and authorizing the consummation of the transactions contemplated hereby;

          (c) OFFICER'S CERTIFICATE. A certificate, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of LMI, as required pursuant to Section 6.1;

          (d) OPINION. A written opinion of Holme Roberts & Owen LLP, counsel to LMI addressed to Ebiz, dated as of the Closing Date, in substantially the form attached as Exhibit F;

          (e) GOOD STANDING CERTIFICATES. Governmental certificates showing that LMI is duly organized, validly existing and in good standing in the State of Delaware and qualified to do business as a foreign corporation in each state listed in Schedule 3.1(a), certified as of a date not more than ten (10) days before the Closing Date; and

          (f)  OTHER  DOCUMENTS.  Such  additional  certificates,   instruments,
documents, information and materials as Ebiz may reasonably request.

          7.3 MUTUAL DELIVERIES. At the Closing, each of Ebiz and LMI, as applicable, shall execute and deliver or cause to be executed and delivered:

          (a) A Certificate of Merger substantially in the form attached as Exhibit A;

          (b) Employment Agreements as required pursuant to Section 2.1 in substantially the form attached as Exhibit B;

          (c) A Shareholder  Voting Agreement and Proxy, as required pursuant to
Section 2.2 and in substantially the form attached hereto as Exhibit C; and

          (d) A Registration Rights Agreement as required pursuant to Section 2.4(a) and in substantially the form attached hereto as Exhibit D.

                                    ARTICLE 8
                              AMENDMENT AND WAIVER

          8.1 AMENDMENT AND MODIFICATION. This Agreement may only be amended or modified in a writing signed by Ebiz and LMI at any time prior to the Closing Date.

          8.2 WAIVER. At any time prior to the Closing Date, the parties hereto may by mutual agreement extend the time for the performance of any of the obligations or other acts of any other party hereto. Any party may waive any inaccuracies in the representations and warranties of any other party contained herein or in any schedule or document delivered pursuant hereto and waive compliance by any other party with any of the covenants, agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the parties hereto.

                                    ARTICLE 9
                                   TERMINATION

          9.1 TERMINATION BY PARTIES. This Agreement may be terminated prior to the Closing Date:

          (a) (i) At the option of Ebiz, upon written notice to the other parties, if in the good faith opinion of the Board of Directors of Ebiz, LMI has breached any of the representations and warranties or other covenants of this Agreement or any condition precedent set forth in Section 6.1 has failed to occur, or (ii) at the option of LMI, upon written notice to the other parties, if in the good faith opinion of the Board of Directors of LMI, either Ebiz or

Merger Sub has breached any of the representations and warranties or other covenants of this Agreement or any condition precedent set forth in Section 6.2 has failed to occur;

          (b) by mutual agreement of Ebiz and LMI; and

          (c) at the option of the respective Board of Directors of Ebiz or LMI, if any litigation is instituted against LMI or Ebiz, the object of which is to enjoin any party from proceeding with the transactions contemplated under this Agreement or to seek damages against any party hereto or any officer, director or agent of any party as a result of the transactions proposed under this Agreement.

          9.2 EFFECT OF TERMINATION. In the event this Agreement is terminated as provided in Sections 9.1(b) or 9.1(c) or as provided in Section 9.1(a) to the extent such termination is a result of a condition precedent having failed to occur, this Agreement shall be void and of no further force and effect, and, except as set forth herein and Section 5.5 above, there shall be no further liability on the part of Ebiz or LMI or any of their respective directors, officers or stockholders as a result of this Agreement. Section 5.5 shall survive any termination of this Agreement.

                                   ARTICLE 10
                                 INDEMNIFICATION

          10.1 DEFINITIONS. Capitalized terms used in this Article 10 and not defined elsewhere in this Agreement shall have the meanings ascribed to them below:

          "APPLICABLE STOCK PERCENTAGE" shall mean, with respect to each LMI Stockholder, the percentage that corresponds to a fraction, the numerator of which is an amount equal to the total number of shares (on a fully diluted basis) of LMI Common Stock or securities convertible into LMI Common Stock held by such LMI Stockholder immediately prior to the Effective Time and the denominator of which is an amount equal to the total number of shares (on a fully diluted basis) of LMI Common Stock or securities convertible into LMI Common Stock outstanding as of immediately prior to the Effective Time.

          "DAMAGES" shall mean any loss, liability, obligation, debt, claim, damage or expense (including costs of investigation and defense and reasonable attorneys' fees).

          "DUE   DATE"   shall   mean  the  date  that  is  30  days  after  the
Indemnification Determination Date.

          "EBIZ AVERAGE TRADING PRICE" shall mean, with respect to any trading day, the average of the high and low bid prices for Ebiz Common Stock as reported by the OTC Bulletin Board for such day.

          "EBIZ DESIGNATED REPRESENTATIVE" shall mean Jeffrey Rassas; provided, however, if Ebiz designates any person to succeed Jeffrey Rassas as the Ebiz Designated Representative by a writing executed by an authorized officer of Ebiz, then the Ebiz Designated Representative shall mean such successor.

          "EBIZ INDEMNIFICATION AMOUNT" shall mean the total amount of all Damages, without any offset with respect to the LMI Indemnification Amount, due and payable to Ebiz pursuant to Section 10.3(b), as determined by Final Decision.

          "EBIZ SHARE VALUE" shall mean the per share Ebiz Average Trading Price as of the fifth trading day prior to the Due Date.

          "ESCROW AGENT" shall mean Colonial Trust, or such other escrow agent as may be agreed upon in writing by the Ebiz Designated Representative and the LMI Designated Representative.

          "ESCROWED SHARES" shall mean 5 percent of (i) the shares of Ebiz Common Stock to be delivered to the LMI Stockholders pursuant to Section 1.3 of this Agreement and (ii) the shares of Ebiz Common Stock issued upon conversion of the Assumed LMI Debentures pursuant to Section 1.3(b) of this Agreement, all such shares referenced in the immediately preceding clauses (i) or (ii) to be deposited into an escrow account to be held by the Escrow Agent.

          "FINAL DECISION" shall mean a final, binding written agreement executed by the Ebiz Designated Representative and the LMI Designated Representative, pursuant to which such Representatives agree as to the Ebiz Indemnification Amount and the LMI Indemnification Amount; provided, however, if such Representatives cannot agree upon such Amounts, then Final Decision shall mean a final, non-appealable decision of the arbitrator pursuant to Section 10.5, or if such decision is appealed to a court of law, a final, non-appealable judgement or order issued by a court of competent jurisdiction, setting forth such Amounts.

          "INDEMNIFICATION CAP" shall mean $1,000,000.00.

          "INDEMNIFICATION CLAIM" shall mean a claim asserted by the LMI Designated Representative pursuant to Section 10.3(a) or a claim asserted by the Ebiz Designated Representative pursuant to Section 10.3(b), in each case, by providing written notice of such claim to other Representative in accordance with Section 10.4(a) below.

          "INDEMNIFICATION DETERMINATION DATE" shall mean the date upon which all Indemnification Claims are resolved by Final Decision.

          "LMI DESIGNATED REPRESENTATIVE" shall mean David Shaw, provided, however, if the LMI Stockholders designate any person to succeed David Shaw as the LMI Designated Representative by a written consent executed by LMI Stockholders holding not less that a majority of all shares of LMI Common Stock held by the LMI Stockholders at the time the LMI Stockholders are determined, then the LMI Designated Representative shall mean such successor.

          "LMI INDEMNIFICATION AMOUNT" shall mean the total amount of all Damages, without any offset with respect to the Ebiz Indemnification Amount, owed by Ebiz to the LMI Stockholders pursuant to Section 10.3(a), as determined by Final Decision.

          "LMI STOCKHOLDERS" shall mean (i) holders of LMI Common Stock or LMI Preferred Stock immediately prior to the Effective Time, whose shares of stock are converted in the Merger into the right to receive the Merger Consideration and (ii) holders of Assumed LMI Debentures at the Effective Time, who, upon the conversion of such debentures, are entitled to receive the Merger Consideration as provided by Section 1.3 of this Agreement.

          "NET INDEMNIFICATION AMOUNT" shall mean the difference between (i) the LMI Indemnification Amount and (ii) the Ebiz Indemnification Amount.

          10.2 SURVIVAL; RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE. All representations, warranties, covenants and obligations in this Agreement or in the certificates delivered pursuant to Sections 6.1(a), 6.1(b), 6.2(a) and 6.2(b) or any other certificate delivered pursuant to this Agreement (other than the Certificate of Merger) will survive until the expiration of all periods during which a "NOTICE OF CLAIM" may be submitted as provided in Section 10.4(a); provided, however, if any Notice of Claim is submitted within the time period provided for the submission thereof pursuant to Section 10.4(a), the non-survival of any such representation, warranty, covenant or obligation shall not affect, terminate or prejudice any Indemnified Claim as to which such Notice of Claim is timely submitted. The right to indemnification, payment of Damages, or other remedy based on the representations, warranties, covenants and obligations in this Agreement will not be affected by any investigation conducted with respect to, or any knowledge acquired or capable of being acquired, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy of or compliance with any such representation or warranty, or the performance of or compliance with any such covenant or obligation.

          10.3   INDEMNIFICATION   AFTER   EFFECTIVE  TIME.  If  the  Merger  is
consummated pursuant to this Agreement,  the indemnification  provisions of this
Article 10 shall be effective immediately after the Effective Time:

          (a) INDEMNIFICATION OF LMI STOCKHOLDERS. In accordance with the procedures and subject to the limitations set forth in Sections 10.4 and 10.5 below, Ebiz shall defend, indemnify and hold harmless the LMI Stockholders from and against any Damages arising, directly or indirectly, from and in connection with (a) any inaccuracy or breach of any representation or warranty made by Ebiz in this Agreement or in any certificate delivered by Ebiz pursuant to this Agreement (except the Certificate of Merger), or (b) any failure by Ebiz to perform or comply with any covenant or obligation of Ebiz in this Agreement.

          (b) INDEMNIFICATION OF EBIZ. In accordance with the procedures and subject to the limitations set forth in Sections 10.4 and 10.5 below, the LMI Stockholders shall defend, indemnify and hold harmless Ebiz from and against any Damages arising, directly or indirectly, from and in connection with (a) any inaccuracy or breach of any representation or warranty made by LMI in this Agreement or in any certificate delivered by LMI pursuant to this Agreement (except the Certificate of Merger), or (b) any failure by LMI to perform or comply with any covenant or obligation of LMI in this Agreement.

          (c) INTENDED THIRD PARTY BENEFICIARIES. The provisions contained in this Article 10 are intended to benefit the LMI Stockholders, provided the rights and remedies of the LMI Stockholders under this Article 10 may only be exercised by or on their behalves by the LMI Designated Representative, and are subject to the limitations and conditions set forth in this Article 10. The Ebiz shareholders shall not constitute third party beneficiaries under this Agreement and shall have no right to enforce any right or remedy hereunder.

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
          (d) EXCLUSIVE REMEDIES. After the Effective Time, the remedies provided in this Article 10 shall be the sole and exclusive remedies available to LMI, the LMI Stockholders and Ebiz with respect to the matters described in Sections 10.3(a) or 10.3(b) of this Agreement.

          10.4 LIMITATIONS ON INDEMNIFICATION OBLIGATIONS.

          (a) TIME LIMIT TO ASSERT CLAIM. All Indemnification Claims held by the LMI Stockholders or Ebiz shall expire and be of no force or effect unless: (i) in the case of the LMI Stockholders, the LMI Designated Representative submits to the Ebiz Designated Representative a Notice of Claim meeting the requirements set forth in this subsection (a) within 9 months after the Effective Time, or, if later, within 30 days after the Ebiz Designated Representative submits a Notice of Claim to the LMI Designated Representative; and (ii) in the case of Ebiz, the Ebiz Designated Representative submits to the LMI Designated Representative a Notice of Claim meeting the requirements set forth in this subsection (a) within 9 months after the Effective Time, or, if later, within 30 days after the LMI Designated Representative submits a Notice of Claim to the Ebiz Designated Representative. To be effective, a Notice of Claim shall be in writing, signed by the Designated Representative submitting the Indemnification Claim, delivered in accordance with Section 11.6 of this Agreement, and specify, in general terms, the basis for the claim and the amount of Damages being claimed.

          (b) DE MINIMUS CLAIM. If it is determined by Final Decision that the Net Indemnification Amount is less than $250,000.00, then no person shall have any obligation to any other person under Section 10.3, and the Escrowed Shares shall be transferred to the LMI Stockholders pursuant to Section 10.4(f) of this Agreement. If the Net Indemnification Amount is greater than $250,000.00, then the party prevailing under any Final Decision shall be entitled to recover its full Indemnification Amount, subject to any other limitations set forth in this
Article 10, including, without limitation, Sections 10.4(c) and (e) hereof, it being intended that such Indemnification Amount shall be payable from the first dollar.

          (c) OFFSET OF CLAIMS. If it is determined by Final Decision that the Ebiz Indemnification Amount is greater than the LMI Indemnification Amount, then the LMI Indemnification Amount shall be offset against the Ebiz Indemnification Amount, the LMI Stockholders shall not be entitled to any recovery whatsoever with respect to their Indemnification Claims, and Ebiz shall only be entitled to recover with respect to its Indemnification Claims an amount equal to the excess of the Ebiz Indemnification Amount over the LMI Indemnification Amount. If it is determined by Final Decision that the LMI Indemnification Amount is greater than the Ebiz Indemnification Amount, then the Ebiz Indemnification Amount shall be offset against the LMI Indemnification Amount, Ebiz shall not be entitled to any recovery whatsoever with respect to its Indemnification Claims, and the LMI Stockholders shall only be entitled to recover with respect to their Indemnification Claims an amount equal to the excess of the LMI Indemnification Amount over the Ebiz Indemnification Amount.

          (d) DUE DATE.  All  amounts  which  become  payable  pursuant  to this
Article 10 shall be due and payable on the Due Date.

          (e) INDEMNIFICATION CAP. Notwithstanding anything in this Section 10 to the contrary, neither the LMI Stockholders, as a group, nor Ebiz, shall be entitled to any recovery in excess of the Indemnification Cap.

          (f) ESCROW. The Escrowed Shares, when initially issued, shall be issued to the Escrow Agent as nominee of the LMI Stockholders, such shares to be deposited in an escrow account. The Escrowed Shares shall be allocated against the number of shares of Ebiz Common Stock to which each LMI Stockholder is entitled on a pro rata basis in accordance with the relative Applicable Stock Percentage of each LMI Stockholder. The Escrowed Shares shall be held by the Escrow Agent in escrow, and shall be transferred or released by the Escrow Agent only as follows. If no Notice of Claim is submitted by the Ebiz Designated Representative to the LMI Designated Representative within the applicable time period provided in Section 10.4(a), then the Escrow Agent shall promptly transfer all of the Escrowed Shares to the LMI Stockholders on a pro rata basis in accordance with the relative Applicable Stock Percentage of each LMI Stockholder. If a Notice of Claim is submitted by the Ebiz Designated Representative to the LMI Designated Representative within the applicable time period provided in Section 10.4(a), then the Escrow Agent shall hold the Escrowed Shares until the first to occur of the issuance of a Final Decision or the waiver and release by Ebiz of the Indemnification Claims to which the Notice of Claim relates. If the Final Decision results in Ebiz being entitled to no payment pursuant to this Article 10 or if Ebiz waives and releases its Indemnification Claims, then the Escrow Agent shall promptly transfer all of the Escrowed Shares to the LMI Stockholders on a pro rata basis in accordance with the relative Applicable Stock Percentage of each LMI Stockholder. If, however, pursuant to the Final Decision it is determined that Ebiz is entitled pursuant to this Article 10 to receive payment with respect to its Indemnification Claims, then the Escrow Agent shall transfer to Ebiz on the Due Date such number of Escrowed Shares as have an aggregate Ebiz Share Value equal to the amount of such payment and shall transfer all of the remaining Escrowed Shares to the LMI Stockholders on a pro rata basis in accordance with the relative Applicable Stock Percentage of each LMI Stockholder. Any LMI Stockholder may, but shall not be required, to redeem any Escrowed Shares allocable to him that are required to be transferred to Ebiz pursuant to this subsection (f) by paying to the Escrow Agent, prior to the transfer thereof to Ebiz, the Ebiz Share Value of such Escrowed Shares. Any Escrowed Shares that are so redeemed shall be transferred to the redeeming LMI Stockholder and the cash paid to redeem such Escrowed Shares shall be paid, in lieu of such shares, to Ebiz.

          (g) NON-RECOURSE OBLIGATIONS. Ebiz's sole recourse with respect to any amount to which it is entitled to receive from the LMI Stockholders pursuant to this Article 10 shall be to the Escrowed Shares. No LMI Stockholder shall have any personal liability to Ebiz whatsoever under this Article 10.

          (h) PAYMENT TO LMI STOCKHOLDERS. Any amount which Ebiz is obligated to pay to the LMI Stockholders pursuant to this Article 10 shall be payable to the LMI Stockholders on a pro rata basis in accordance with the relative Applicable Stock Percentage of each LMI Stockholder. At the option of the Board of Ebiz, each LMI Stockholder shall receive any amount to which it is entitled under this
Article  10 either in cash or in Ebiz  Common  Stock,  valued at the Ebiz  Share
Value.

          10.5 DISPUTE RESOLUTION PROCEDURE. Within the 10 days after the the first date upon which each Designated Representative has submitted a Notice of Claim to the other, or, if only one Designated Representative submits a Notice of Claim, within 10 days after the expiration of the last deadline for the submission of a Notice of Claim pursuant to Section 10.4(a) (such 10th day is referred to herein as the "BASE Date"), the Ebiz Designated Representative and the LMI Designated Representative shall meet and engage in good faith negotiations to resolve any pending Indemnification Claims. If the Designated Representatives cannot resolve the dispute within 30 days after the Base Date, the Designated Representatives shall mediate the dispute in accordance with the

Commercial Mediation Rules of the American Arbitration Association ("AAA"), but the mediation proceeding may not revoke or revise any provision of this Agreement. If within 60 days after the Base Date the matter has not been resolved to the satisfaction of the Designated Representatives, either Designated Representative may submit the matter to arbitration in accordance with the Commercial Arbitration Rules of the AAA, by a sole arbitrator, but the arbitration proceeding may not revoke or revise any provision of this Agreement. The arbitrator selected shall be an independent third party and shall have knowledge and experience in the matters addressed by the claim. Arbitration shall be the sole and exclusive remedy of the LMI Stockholders and Ebiz with respect to any Indemnification Claim; PROVIDED, that the arbitrator shall not have the power or authority to award consequential, incidental or punitive damages. Unless all the parties to an arbitration otherwise consent in writing, the location of the arbitration hearings and the place of entry of the award shall be in Phoenix, Arizona. The parties consent to exclusive jurisdiction of, and agree that sole venue will lie in, the state and federal courts in Arizona or the state of the otherwise agreed location for any allowable judicial proceeding relating to any arbitration under this Agreement, including entry of a judgment on the award. The arbitration award shall be final and binding and shall not be reviewable in any court on any grounds except corruption, fraud or undue means of a party or for evident partiality or corruption of the arbitrator. The parties intend to eliminate all other court review of the award and the arbitration proceedings. Except for a proceeding to enforce or confirm an award or except for a proceeding brought by all parties to the dispute to vacate or modify an award, the initiation of any suit relating to an Indemnification Claim that is arbitrable under this Agreement shall constitute a material breach of this Agreement.

          10.6 EXERCISE OF RIGHTS WITH RESPECT TO ESCROWED SHARES. During the period the Escrowed Shares are held in escrow pursuant to Section 10.4(f), the LMI Stockholders shall be entitled to exercise the voting rights with respect to such shares in proportion to their relative Applicable Stock Percentages. The LMI Stockholders shall also be entitled to any dividends or other distributions with respect to the Escrowed Shares in such proportions.

                                   ARTICLE 11
                                  MISCELLANEOUS

          11.1 ENTIRE AGREEMENT. This Agreement, and the exhibits and schedules attached hereto, and the agreements contemplated by this Agreement contain the entire agreement among the parties and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. There are nor written or oral agreements, understandings, representations or warranties between the parties other than those set forth or referred to in this Agreement.

          11.2 EXPENSES. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. Notwithstanding the foregoing, if this Agreement is terminated by a party (the "Non-breaching Party") as a result of a material breach by the other party (the "Breaching Party") of its covenants or agreements contained herein or the representations and warranties made by it herein, the Breaching Party shall reimburse the Non-breaching Party for all reasonable out-of-pocket fees and expenses (including, without limitation, fees and expenses of counsel and accountants) incurred in connection with the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby. Such payment shall be made by the Breaching Party within 5 business days of receipt of documentation from the Non-breaching Party in reasonable detail supporting the amount of such costs and expenses. The remedies set forth in this Section 11.2 shall be in addition to any other rights and remedies allowed by law.

          11.3 ATTORNEYS FEES. Notwithstanding Section 11.2 above, in the event of any proceeding to enforce this Agreement, the prevailing party shall be entitled to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action at trial or upon any appeal.

          11.4  SECTION  HEADINGS.   The  section  headings  contained  in  this
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          11.5 ASSIGNMENT. This Agreement shall not be assigned by any party without the written consent of the other parties and any attempted assignment without such written consent shall be null and void and without legal effect.

          11.6 NOTICES. All notices hereunder shall be deemed given if in writing and delivered personally or sent by telex, telegram, telecopier, registered mail or certified mail (return receipt requested) to the parties at the addresses below (or at such other addresses as shall be specified by like notice). Any notice, however given, shall be effective five days after it is sent.

                  If to Ebiz:               Ebiz Enterprises, Inc.
                                            15695 North 83rd Way
                                            Scottsdale, AZ  85260
                                            Attn:  Jeffrey I. Rassas
                                            Fax:  480-778-1001

                  With a copy to:           Thomas J. Morgan
                                            Lewis and Roca LLP
                                            40 North Central Avenue
                                            Phoenix, Arizona 85004
                                            Fax:  602-734-3911

                  If to LMI:                LinuxMall.com, Inc.
                                            13750 East Rice Place
                                            Suite 100
                                            Aurora, Colorado 80015
                                            Attn:  David Shaw
                                            Fax:  303-699-2793

                  With a copy to:           Garth B. Jensen
                                            Holme Roberts & Owen LLP
                                            1700 Lincoln St., Suite 4100
                                            Denver, Colorado 80203
                                            Fax:  303-866-0200

          11.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflict of law principles.

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
          11.8 EQUITABLE REMEDIES. The parties acknowledge that the remedies at law may be inadequate to protect against any default hereunder, and consent to the granting of injunctive relief or other forms of equitable relief by a court of competent jurisdiction or a similar judicial body, whether temporary, preliminary or final, whether or not actual damages can be shown.

          11.9 NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days will be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or day that is a legal holiday in the State of Arizona, then the final day will be deemed to be the next day that is not a Saturday, Sunday or day that is a legal holiday in the State of Arizona.

          11.10 PROVISIONS SEVERABLE. The provisions of this Agreement are independent of and severable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, the court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable, consistent with the intent of the parties hereto.

          11.11 CONSTRUCTION. The parties hereto hereby acknowledge and agree that each party has participated in the drafting of this Agreement and that this Agreement has been, to the extent it was felt necessary, reviewed by the respective legal counsel for the parties hereto and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be applied to the interpretation of this Agreement. No inference in favor of, or against, any party will be drawn from the fact that one party has drafted any portion hereof.

          11.12 HEADINGS. The headings contained in this Agreement are for convenience only and will not affect the meaning or interpretation of this Agreement.

          11.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original as against any party whose signature appears thereon, and all of which will together constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bears the signatures of all of the parties reflected hereon as the signatories. Any photocopy or telefacsimilie of this Agreement, with all signatures reproduced on one or more sets of signature pages, will be considered for all purposes as if it were an executed counterpart of this Agreement.

          11.14 RECITALS, SCHEDULES AND EXHIBITS. The recitals, schedules and exhibits referred to in this Agreement shall be construed with and are an integral part of this Agreement and are incorporated herein by this reference.

          IN WITNESS WHEREOF, this Agreement has been executed by each of the parties as of the day and year first above written.

                                        EBIZ:

                                        EBIZ ENTERPRISES, INC.


                                        By: /s/ Jeffrey I. Rassas
                                           -------------------------------------
                                           Jeffrey I. Rassas
                                           Chief Executive Officer



                                        MERGER SUB:


                                        By: /s/ Jeffrey I. Rassas
                                           -------------------------------------
                                           President

                                        LMI:

                                        LINUXMALL.COM, INC.


                                        By: /s/ David Shaw
                                           -------------------------------------
                                           David Shaw
                                           Chief Executive Officer

                            EXHIBIT AND SCHEDULE LIST

         Exhibit A             Form of Certificate of Merger

         Exhibit B             Form of Employment Agreement

         Exhibit C             Form of Shareholder Voting Agreement

         Exhibit D             Form of Registration Rights Agreement

         Exhibit E             Form of Lock-Up Agreement

         Exhibit F             Form of Opinion of Holme Roberts & Owen LLP

         Exhibit G             Form of Opinion of Lewis and Roca LLP

         Exhibit H             Form of Compensation Agreement


         Schedule 3.1(a)       LMI Jurisdictions of Qualification

         Schedule 3.1(b)       LMI Interests in Other Business Entities

         Schedule 3.3          LMI Approvals and Consents

         Schedule 3.5          LMI Options, Warrants and Convertible Securities

         Schedule 3.6(a)       LMI Financial Statements

         Schedule 3.6(b)       LMI Additional Liabilities

         Schedule 3.9          LMI Adverse Changes and Events

         Schedule 3.10         LMI Defaults

         Schedule 3.11         LMI Litigation

         Schedule 3.12(a)      LMI Plans

         Schedule 3.12(g)      LMI Employee Contracts, Etc.

         Schedule 3.14         LMI Material Contracts and Insurance Policies

         Schedule 3.15(e)      LMI Taxes

         Schedule 3.15(h)      LMI Certain Tax Exceptions

         Schedule 3.15(j)      LMI Certain Tax Elections, Etc.

         Schedule 3.16         LMI Title Defects

         Schedule 3.18(b)      LMI Intellectual Property

         Schedule 4.1(a)       Ebiz Jurisdictions of Qualification

         Schedule 4.1(b)       Ebiz Subsidiaries

         Schedule 4.3          Ebiz Approvals and Consents

         Schedule 4.6          Ebiz Options, Warrants and Convertibles

         Schedule 4.7(a)       Ebiz Financial Statements

         Schedule 4.7(b)       Ebiz Additional Liabilities

         Schedule 4.10         Ebiz Adverse Changes and Events

         Schedule 4.11         Ebiz Defaults

         Schedule 4.12         Ebiz Litigation

         Schedule 4.13(a)      Ebiz Plans

         Schedule 4.13(g)      Ebiz Employee Contracts

         Schedule 4.15         Ebiz Material Contracts and Insurance Policies

         Schedule 4.16(e)      Ebiz Taxes due or unfiled or extended

         Schedule 4.16(h)      Ebiz Certain Tax Exceptions

         Schedule 4.16(j)      Ebiz Certain Tax Elections, Etc.

         Schedule 4.17         Ebiz Encumbrances

         Schedule 4.19(b)      Ebiz Intellectual Property